     As filed with the Securities and Exchange Commission on April 29, 1999.


                                                       Registration No. 33-36423



                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549
                                   FORM N-1A

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      |X|
                                    AND/OR
                         REGISTRATION STATEMENT UNDER
                      THE INVESTMENT COMPANY ACT OF 1940            |X|
                       [Check appropriate box or boxes.]

                        Post-Effective Amendment No. 11

                  AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
              [Exact Name of Registrant as Specified in Charter]

                   2450 SOUTH SHORE BOULEVARD, SUITE 400
                           LEAGUE CITY, TEXAS 77573
              [Address of Principal Executive Offices] [Zip Code]

Registrant's Telephone Number, Including Area Code (281) 334-2469

TERESA E. AXELSON                                                 JERRY L. ADAMS
2450 SOUTH SHORE BOULEVARD            WITH COPY TO:  GREER, HERZ & ADAMS, L.L.P.
SUITE 400                                                        ONE MOODY PLAZA
LEAGUE CITY, TEXAS 77573                                  GALVESTON, TEXAS 77550
[Name and Address of Agent for Service]
                                                            FREDERICK R. BELLAMY
                                            SUTHERLAND, ASBILL & BRENNAN, L.L.P.
                                                  1275 PENNSYLVANIA AVENUE, N.W.
                                                     WASHINGTON, D.C. 20004-2415



It is proposed that this filing will become effective (check appropriate box):

[ ] 75 days after filing pursuant to paragraph (a) Rule 485

[ ] on (date) pursuant to paragraph (a)(2) of rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 1999 pursuant to paragraph (b) of Rule 485


If appropriate, check the following box:

[ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Title of Securities Being Registered ... Common Stock, par value $.01 per share.

LOGO

P  R  O  S  P  E  C  T  U  S
MAY 1, 1999


                ==============================================
                American National Investment Accounts, Inc. is
                comprised of the following portfolios:
                .    GROWTH PORTFOLIO
                .    MANAGED PORTFOLIO
                .    BALANCED PORTFOLIO
                .    MONEY MARKET PORTFOLIO
                ==============================================



The Securities and Exchange               You cannot purchase shares of these
Commission has not approved or            portfolios directly, but only through
disapproved these securities or           variable annuity and variable life
passed upon the adequacy of this          insurance contracts issued by American
prospectus.  Any representation to        National Insurance Company.
the contrary is a criminal offense.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio.

Table of Contents
==============================================================================

RISK/RETURN SUMMARY.......................................................  1
     Growth Portfolio.....................................................  1
     Managed Portfolio....................................................  2
     Balanced Portfolio...................................................  3
     Money Market Portfolio...............................................  4
     Types of Investment Risk.............................................  5
     Bar Charts and Performance Tables....................................  6
GENERAL...................................................................  9
INVESTMENT OBJECTIVES AND POLICIES........................................  9
     Growth Portfolio..................................................... 10
     Managed Portfolio.................................................... 10
     Balanced Portfolio................................................... 11
     Money Market Portfolio............................................... 12
RISK FACTORS.............................................................. 14
PRICING OF PORTFOLIO SHARES............................................... 16
TAXES..................................................................... 16
THE PORTFOLIOS AND MANAGEMENT............................................. 17
FINANCIAL HIGHLIGHTS...................................................... 18
     Growth Portfolio..................................................... 19
     Managed Portfolio.................................................... 20
     Balanced Portfolio................................................... 21
     Money Market Portfolio............................................... 22

Risk/Return Summary                                             Growth Portfolio
================================================================================

Growth Portfolio's   The Growth Portfolio seeks to achieve capital appreciation.
investment objective

Growth Portfolio's   The Growth Portfolio normally invests at least 85% of its
principal            total assets in common stocks. In selecting stocks, this
investment           portfolio:
strategies           .  chooses the stocks of financially sound companies that
                        have a proven ability to make and sustain a profit over time, and
                     .  places an emphasis on companies with growth potential.

                     The Growth Portfolio generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with higher growth prospects, referred to as "overweighting." Examples of sectors with higher growth prospects currently include technology, healthcare, and consumer staples. On the other hand, the portfolio generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average growth characteristics (for example, utilities and basic materials, referred to as "underweighting."

                     The Growth Portfolio may also invest in debt obligations (such as convertible preferred stocks, debentures, and notes), including below investment grade bonds ("junk" bonds).

Principal risks of   You could lose money on your investment in the Growth
investing in the     Portfolio, or it could underperform other investments, if
Growth Portfolio     any of the following occurs:
                     .  the stock market goes down (market risk)
                     .  the investment decisions of management (such as sector
                        overweighting and underweighting and individual stock selection) do not achieve the desired results (investment style or management risk)
                     .  interest rates increase (interest rate risk)
                     .  issuers of debt obligations default or are unable to pay amounts due (credit risk)
                     .  the portfolio cannot find a buyer for securities
                        (liquidity risk)

                     Investments by the Growth Portfolio in smaller companies may involve greater risks than larger established companies.

Who may want to      This portfolio may be appropriate if you:
invest in the        .  have long time horizons (ten years or more)
Growth Portfolio     .  are willing to accept higher short-term risk along with higher potential long-term returns
                     .  want to diversify your portfolio
                     .  are investing for retirement or other goals that are
                        many years in the future
                     This portfolio may NOT be appropriate:
                     .  if you are investing with a shorter time horizon
                     .  if you are uncomfortable with an investment that will go up and down in value
                     .  as your complete portfolio

Risk/Return Summary                                            Managed Portfolio
================================================================================

Managed Portfolio's  The Managed Portfolio seeks to achieve growth of capital
investment           and/or current income.
objective

Managed              The Managed Portfolio normally invests at least 75% of its
Portfolio's          assets in equity securities. This portfolio may also invest
principal            in preferred stocks and investment grade debt securities
investment           (such as publicly traded corporate bonds, debentures,
strategies           notes, commercial paper, repurchase agreements, and
                     certificates of deposit). In selecting common and preferred stocks, the portfolio focuses on companies with consistent and increasing dividend payment histories and future earnings potential sufficient to continue such dividend payments. This portfolio's goal is to maintain a portfolio dividend yield (before fees and expenses) at least 50% greater than that of the S&P 500 Index.

                     The Managed Portfolio generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with greater dividend prospects, referred to as "overweighting." Examples of sectors with greater dividend prospects currently include financial companies like banks, insurance companies, and real estate investment trusts. On the other hand, the portfolio generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average dividend yields (such as technology and consumer staples), referred to as "underweighting."

Principal risks of   You could lose money on your investment in the Managed
investing in the     Portfolio, or it could underperform other investments, if
Equity Income        any of the following occurs:
Portfolio            . the stock market goes down and/or interest rates increase
                       (market risk and/or interest rate risk)
                     . the investment decisions of management (such as sector
                       overweighting and underweighting and individual stock selection) do not achieve the desired results (investment style or management risk)
                     . issuers of debt obligations default or are unable to pay amounts due (credit risk)
                     . the portfolio cannot find a buyer for securities
                       (liquidity risk)

                     Investments by the Managed Portfolio in smaller companies may involve greater risks than larger established companies.

Who may want to      This portfolio may be appropriate if you:
invest in the        . have long-term investment goals
Managed Portfolio    . are comfortable with moderate to aggressive risk
                     . are looking for a fund with both growth and income
                       components
                     . are seeking to participate in the equity market
                     . are willing to accept higher short-term risk along with
                       higher potential long-term returns
                     This portfolio may NOT be appropriate if you:
                     . are investing for maximum return
                     . require a high degree of stability of your principal

Risk/Return Summary                                           Balanced Portfolio
================================================================================

Balanced             The Balanced Portfolio seeks to conserve principal, produce
Portfolio's          reasonable current income, and achieve long-term capital
investment           appreciation.
objectives

Balanced             The Balanced Portfolio uses a "balanced" approach by
Portfolio's          investing part of the assets in common stocks and the
principal            remainder in a combination of U.S. Government bonds,
convertible          investment-grade corporate bonds, collateralized mortgage
investment           obligations, mortgage-backed securities, convertible
strategies           bonds, and money market instruments. The ratio of stocks to bonds changes in response to changing economic conditions.
                     This flexibility may help to reduce price volatility.

                     This portfolio invests in a balance of stocks, bonds, and cash. The stocks are diversified and are selected based upon two models. One model is based on profitability measurements and the other model is based on the corporation's return on invested cash. The bonds, meanwhile, may serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream. The portfolio invests at least 25% of assets in fixed income securities, all of which are rated BBB or better (investment grade).


Principal risks of   You could lose money on your investment in the Balanced
investing in the     Portfolio, or it could underperform other investments, if
Balanced Portfolio   any of the following occurs:
                     . interest rates increase or the stock market goes down
                       (interest rate risk or market risk)
                     . issuers of debt obligations default or are unable to pay amounts due (credit risk)
                     . the investment decisions of management do not achieve the desired results (investment style or management risk)

                     Investments by the Balanced Portfolio in smaller companies may involve greater risks than larger established companies.

Who may want to      This portfolio may be appropriate if you:
invest in the        . are seeking conservation of the purchasing power of your
Balanced Portfolio     capital, but also want to
                       participate in equity investments
                     . are looking for a more conservative alternative to a
                       growth-oriented portfolio
                     . want a well-diversified and relatively stable
                       investment allocation
                     . need a core investment
                     . are retired or nearing retirement
                     This portfolio may NOT be appropriate if you:
                     . are investing for maximum return over a long time horizon
                     . require a high degree of stability of your principal

Risk/Return Summary                                      Money  Market Portfolio
================================================================================

Money Market         The Money Market Portfolio seeks the highest current income
Portfolio's          consistent with the preservation of capital and maintenance
investment           of liquidity.
objective

Money Market         The Money Market Portfolio seeks to achieve its objective
Portfolio's          by investing in high-quality short-term money market
principal            instruments, including: obligations of the U.S. Government
investment           and its agencies, certificates of deposit, banker's
strategies           acceptances, commercial paper, collateralized mortgage
                     obligations, and corporate bonds and notes. This portfolio limits its investments to those short-term securities that it determines present minimal credit risk and meet certain rating requirements (in the two highest short-term rating categories).

Principal risks of   The Money Market Portfolio is subject to the following
investing in the     risks:
Money Market         . that interest rates may rise (thus causing a decline in
Portfolio              the market value of debt securities) (interest rate risk
                       or market risk)
                     . that the portfolio's investments may be downgraded in
                       credit rating or go into default (credit risk)

                     However, the risks of investment in the Money Market Portfolio may be expected to be less than for other mutual funds. By limiting its investments as described above, this portfolio may not achieve as high a level of current income as a portfolio investing in lower-rated securities. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio.


                     You should keep in mind that an investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who may want to      This portfolio may be appropriate if you:
invest in the        . require stability of principal
Money Market         . are more concerned with safety of principal than with
Portfolio              investment returns
                     This portfolio may NOT be appropriate if you:
                     . want federal deposit insurance
                     . are seeking an investment that is likely to outpace
                       inflation
                     . are investing for retirement or other goals that are
                       many years in the future
                     . are investing for growth or maximum current income

Risk/Return Summary
================================================================================

Types of Investment Risk

As indicated above, each of the four portfolios is subject to the following types of risks to varying degrees:

CREDIT RISK. The risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation. This risk applies to all of the portfolios, but may have a greater impact on the Balanced and Managed Portfolios.

INTEREST RATE RISK. The risk of declines in market value of an income-bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market
values.    This risk applies to all of the portfolios, but may have a greater impact on the Money Market and Balanced Portfolios.

LIQUIDITY RISK. The risk that certain securities or other investments may be difficult or impossible to sell at the time the portfolio would like to sell them or at the price the portfolio values them. The portfolio may have to sell at a lower price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on portfolio management
or performance.    This risk applies to all of the portfolios.

INVESTMENT STYLE OR MANAGEMENT RISK. The risk that a portfolio may fail to produce its intended results because:

     . management fails to properly implement the selected investment strategy;
       or

     . the securities that fit the portfolio's investment style do worse than securities that fit other investment styles.

This risk is common to all mutual funds. This risk applies to all of the portfolios.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. This risk is common to all stocks and
bonds and the mutual funds that invest in them.    This risk applies to all of
the portfolios. It will generally have a large impact on the Growth and Managed Portfolios, some impact on the Balanced Portfolio, and less impact on the Money Market Portfolio.

Risk/Return Summary
================================================================================

Bar Charts and Performance Tables

The bar charts and performance tables shown below provide some indication of the risks of investing in the portfolios and the variability of returns:

     . by showing each portfolio's performance for each full calendar year since its inception, and

     . by showing how each portfolio's average annual returns for 1, 5, and since inception years compare to those of both a broad-based securities market index and an index of funds with similar investment objectives.

The returns shown are net of expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable life insurance product through which you invest. If the additional fees and expenses that are deducted in connection with the variable annuity and variable life insurance contracts were included, the performance shown would be lower. Keep in mind that a portfolio's past performance is not necessarily an indication of how it will perform in the future.

Risk/Return Summary
================================================================================

Growth Portfolio

[EDGAR Representation of Data Points Used in Printed Graphic]

           1992      1993      1994      1995      1996      1997      1998
           ----      ----      ----      ----      ----      ----      ----
          (2.82)%    7.10%     6.91%    28.50%    17.98%    20.72%    18.62%

                          -------------------------------------------------------------------------

[Insert Barchart          AVERAGE ANNUAL TOTAL
Here]                     RETURNS (FOR THE PERIODS         PAST ONE           PAST 5   SINCE INCEPTION
                          ENDING DECEMBER 31, 1998)        YEAR               YEARS     ON 02/20/90
                          -------------------------------------------------------------------------
                          GROWTH PORTFOLIO                  18.62%            18.34%         13.43%
                          -------------------------------------------------------------------------
                          S&P 500(R) /1/                    28.61%            24.05%         19.50%
                          -------------------------------------------------------------------------
                          LIPPER GROWTH FUND INDEX /2/      25.69%            19.82%         16.86%
                          -------------------------------------------------------------------------


During the period shown in the bar chart, the Growth Portfolio's highest return for a quarter was 17.05% (12/31/98) and its lowest return for a quarter was a negative 8.90% (9/30/98)


MANAGED PORTFOLIO

[EDGAR Representation of Data Points Used in Printed Graphic]

           1992      1993      1994      1995      1996      1997      1998
           ----      ----      ----      ----      ----      ----      ----
          (0.03)%   10.97%     1.35%    27.19%    17.69%    22.41%    15.85%


                          -------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL
                          RETURNS (FOR THE PERIODS         PAST ONE           PAST 5   SINCE INCEPTION
[Insert Barchart          ENDING DECEMBER 31, 1998)        YEAR               YEARS     ON 02/20/90
Here]                     -------------------------------------------------------------------------
                          MANAGED PORTFOLIO                 15.85%            16.56%         12.73%
                          -------------------------------------------------------------------------
                          S&P 500(R) /1/                    28.61%            24.05%         19.50%
                          -------------------------------------------------------------------------
                          LIPPER EQUITY INCOME
                          FUND INDEX /3/                    11.78%            16.62%         15.36%
                          -------------------------------------------------------------------------

During the period shown in the bar chart, the Managed Portfolio's highest return for a quarter was 15.79% (12/31/98) and its lowest return for a quarter was a negative 8.18% (9/39/98)

________________________________________________________________________________

/1/ The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500(R) are registered trademarks of Standard & Poor's Corporation.

/2/ The Lipper Growth Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 30 largest open-end funds which invest in companies whose long term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

/3/ The Lipper Equity Income Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 10 largest open-end funds which seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities.

RISK/RETURN SUMMARY
================================================================================


Balanced Portfolio

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

           1992      1993      1994      1995      1996      1997      1998
           ----      ----      ----      ----      ----      ----      ----
          (0.02)%    4.58%     0.15%    22.80%    12.23%    18.80%    16.58%


                          -------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL
                          RETURNS (FOR THE PERIODS         PAST ONE           PAST 5   SINCE INCEPTION
                          ENDING DECEMBER 31, 1998)        YEAR               YEARS     ON 02/20/90
[INSERT BAR CHART         -------------------------------------------------------------------------
HERE]                     BALANCED PORTFOLIO                16.58%            13.84%         10.12%
                          -------------------------------------------------------------------------
                          LEHMAN BROTHERS
                          INTERMEDIATE
                          GOVERNMENT/
                          Corporate Index /1/                8.44%             6.60%          6.99%
                          -------------------------------------------------------------------------
                          LIPPER BALANCED
                          FUND INDEX /2/                    15.09%            13.88%         12.66%
                          -------------------------------------------------------------------------

During the period shown in the bar chart, the Balanced Portfolio's highest return for a quarter was 10.69% (12/31/91) and its lowest return for a quarter was a negative 5.36% (3/31/92)


MONEY MARKET PORTFOLIO

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

           1992      1993      1994      1995      1996      1997      1998
           ----      ----      ----      ----      ----      ----      ----
           2.21%     2.13%     3.31%     5.11%     4.61%     4.78%     4.65%


                          -------------------------------------------------------------------------
[INSERT BAR CHART HERE]   AVERAGE ANNUAL TOTAL
                          RETURNS (FOR THE PERIODS         PAST ONE           PAST 5  SINCE INCEPTION
                          ENDING DECEMBER 31, 1998)        YEAR               YEARS     ON 02/20/90
                          -------------------------------------------------------------------------
                          MONEY MARKET PORTFOLIO             4.65%             4.50%          4.36%
                          -------------------------------------------------------------------------
                          LIPPER MONEY MARKET
                          FUND INDEX /3/                     5.10%             4.90%          4.38%
                          -------------------------------------------------------------------------



During the period shown in the bar chart, the Money Market Portfolio's highest return for a quarter was 1.28% (6/30/95) and its lowest return for a quarter was 0.44% (12/31/92). You can call 1-800-306-2959 to obtain the Money Market Portfolio's current 7-day yield.

________________________________________________________________________________

/1/ The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index generally representative of the performance of the bond market as a whole. /2/ The Lipper Balanced Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 30 largest open-end funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The stock/bond ratio typically ranges around 60%/40%.
/3/ The Lipper Money Market Fund Index is a widely recognized performance index of high quality financial instruments rated in top two grades with dollar weighted average maturities of less than 90 days that intend to keep constant net asset value.

GENERAL
================================================================================


American National Investment Accounts, Inc. ("we" or the "Company") consists of four separate portfolios (each a "portfolio" and collectively, the "portfolios"). Securities Management and Research, Inc. ("SM&R") manages each of the portfolios.

These portfolios are used solely as investment options for variable annuity and variable life insurance contracts offered by American National Insurance Company ("American National"). THIS MEANS THAT YOU CANNOT PURCHASE SHARES OF THESE PORTFOLIOS DIRECTLY, BUT ONLY THROUGH AMERICAN NATIONAL VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS. In the future, the portfolios may sell their shares to other insurance companies or for other purposes, such as tax qualified retirement plans.

These portfolios are entirely separate from other American National or SM&R mutual funds, even when they have the same investment objectives and principal investment strategies. The investment performance of these portfolios will differ from the performance of other American National and SM&R mutual funds because of differences in size, securities held, and administrative and insurance costs associated with separate accounts in variable annuity and variable life insurance contracts.

A NOTE         AS AN INDIRECT INVESTOR IN THE PORTFOLIOS, YOU WILL INCUR VARIOUS
ABOUT          OPERATING COSTS, INCLUDING MANAGEMENT, ADVISORY, AND
FEES AND       ADMINISTRATIVE EXPENSES. YOU WILL ALSO INCUR FEES ASSOCIATED WITH
EXPENSES       THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT THROUGH
               WHICH YOU INVEST. ALTHOUGH THE PORTFOLIOS DO NOT IMPOSE A SALES
               CHARGE UPON THE PURCHASE OR REDEMPTION OF THEIR SHARES, EACH
               SEPARATE ACCOUNT TO WHICH THE PORTFOLIOS OFFER THEIR SHARES MAY
               IMPOSE A SALES OR REDEMPTION CHARGE. DETAILED INFORMATION ABOUT
               THE COST OF INVESTING IN EACH OF THESE PORTFOLIOS IS PRESENTED IN
               THE "FEE TABLE" SECTION OF THE ACCOMPANYING PROSPECTUS FOR THE
               VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT THROUGH
               WHICH PORTFOLIO SHARES ARE OFFERED.

INVESTMENT OBJECTIVES AND POLICIES
================================================================================

Each portfolio pursues its own investment objective through various investment policies and techniques. ONLY THE PRINCIPAL INVESTMENT STRATEGIES OF EACH PORTFOLIO AND THE PRINCIPAL TYPES OF SECURITIES EACH PORTFOLIO PLANS TO PURCHASE ARE DESCRIBED BELOW. These policies and techniques are not fundamental and may be changed by the Board of Directors without shareholder approval.

Because of the market risks inherent in any investment, the portfolios may not achieve their investment objectives. In addition, effective management of each portfolio is subject to general economic conditions and to the ability and investment techniques of management. The net asset value of each portfolio's shares will vary and the redemption value of shares may be either higher or lower than the shareholder's cost. Since each portfolio has a different investment objective, each will have different investment results and incur different market, financial, and other risks.

GROWTH PORTFOLIO

The Growth Portfolio considers its portfolio investments and the composition of its total portfolio from the viewpoint of potential capital appreciation. The Growth Portfolio adjusts this composition from time to time in light of current conditions. Under normal conditions, the Growth Portfolio invests at least 85% of its total assets in common stocks.

The Growth Portfolio invests in the stocks of financially sound companies that have a proven ability to make and sustain a profit over time. We place an emphasis on companies with growth potential. The Growth Portfolio does not employ exotic investment strategies, such as using options and futures.

We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual economic sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. The Growth Portfolio limits cash to 15% of its assets unless circumstances dictate otherwise.

Because of the Growth Portfolio's goal of seeking long-term capital growth, certain sectors of the market will have greater weight in the Growth Portfolio's portfolio while other sectors of the market will have lower representation. For example, the Growth Portfolio generally overweights the technology sector, which represents approximately 15% to 20% of the Standard & Poor's 500 Index, in the portfolio relative to its market weight. This overweighting reflects the higher growth prospects of technology companies relative to the average company in the market. At varying times, we may also overweight other sectors of the market providing above average growth prospects, like healthcare and consumer staples.

Conversely, the Growth Portfolio generally underrepresents certain sectors of the market in its portfolio that tend to have below average growth characteristics, like utilities, basic materials, and communications services. As a result of such strategic overweighting and underweighting, the Growth Portfolio's performance may differ substantially from broad market indexes like the S&P 500 and tend to incur more price volatility than these indexes.

The Growth Portfolio may invest in convertible preferred stocks rated at least "B" by Standard and Poor's Corporation ("S&P") or at least "b" by Moody's Investors Service, Inc. ("Moody's") preferred stock ratings, and convertible debentures and notes rated at least "B" by S&P and Moody's corporate bond ratings. Investments in convertible securities having these ratings may involve greater risks than convertible securities having higher ratings.

The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Common stocks and convertible securities purchased will be of companies that SM&R believes will provide an opportunity for capital appreciation. The Growth Portfolio may (but is not required to) take temporary defensive positions inconsistent with the Portfolio's principal investment strategies in response to adverse market, economic, political or other conditions. For example, the Growth Portfolio may, on a temporary basis, invest in commercial paper which at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations, in certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets, and in repurchase agreements. If the Portfolio takes such defensive measures, the Portfolio may not achieve its investment objective.

MANAGED PORTFOLIO

The Managed Portfolio considers its portfolio investments and the composition of its total portfolio not only from the viewpoint of present and potential yield, but also from the viewpoint of potential capital appreciation. We adjust this composition of portfolio investments from time to time to best accomplish the Managed Portfolio's investment objectives under current conditions. In pursuit of its objectives, the Managed Portfolio will invest in common stocks, preferred stocks, and marketable debt securities selected in accordance with its investment objectives. Common and preferred stocks purchased will generally be of companies with consistent and increasing dividend payment histories that SM&R believes will have further earnings potential sufficient to continue such dividend payments. Debt securities include publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions, the Managed Portfolio will invest at least 75% of its assets in equity securities rather than debt securities.

We view common stocks, as well as investments in preferred stocks and bonds convertible into common stock, from their potential for capital appreciation in addition to their current and potential income yield. Our goal is to maintain a portfolio dividend yield (before fees and expenses) at least 50% greater than that of the S&P 500 Index.

We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. Cash is limited to 15% of the portfolio unless circumstances dictate otherwise.

Certain sectors of the market will have greater weight in the Managed Portfolio's portfolio while other sectors of the market will have lower representation. For example, the Managed Portfolio generally overweights the finance sector in its portfolio relative to that sector's market weight (which is approximately 16% of the Standard & Poor's 500 Index). This reflects the greater dividend prospects of financial companies like banks, insurance companies, and real estate investment trusts as compared to the average company in the market. At varying times, we may also overweight other sectors of the market that provide above average dividend prospects, like utilities and energy.

Conversely, the Managed Portfolio generally underrepresents certain sectors of the market tending to have below average dividend yields, such as technology. As a result of such strategic overweighting and underweighting, the Managed Portfolio's performance may differ substantially from broad market indexes like the S&P 500.

Corporate debt obligations purchased by the Managed Portfolio will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.

BALANCED PORTFOLIO

The Balanced Portfolio uses a "balanced" approach by investing part of its assets in stocks of well-known companies and the remainder in a combination of high-grade bonds, bonds convertible into the common stock of the issuing corporations, and money market instruments. We change the ratio of stocks to bonds in response to changing economic conditions. This flexibility helps to reduce price volatility.

The Balanced Portfolio's goal is relative stability of principal through a balance of stocks, bonds, and cash. The stocks serve to capture the benefits that ownership in corporate America brings. The bonds, meanwhile, can serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream into the portfolio.

We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. Cash is limited to 15% of the portfolio unless circumstances dictate otherwise.

The Balanced Portfolio will only purchase corporate bonds rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Balanced Portfolio may also invest in repurchase agreements. This balanced investment policy is intended to reduce risk and to obtain results in keeping with the Balanced Portfolio's objectives.

The Balanced Portfolio will invest in fixed-income securities and equity securities as described above. However, the Balanced Portfolio will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed-income securities, depending on management's appraisal of market and economic conditions. SM&R believes that a portfolio that is wholly invested in fixed-income securities carries a large interest rate risk. Interest rate risk is the uncertainty about losses due to changes in the rate of interest on debt instruments. The major interest rate risk for investors, however, is not in the interest rate itself, but in the change in the market price of bonds that results from changes in the prevailing interest rate. Higher interest rates would mean lower bond prices and lower net asset value for the Balanced Portfolio's shareholders assuming no change in its current investment objective and portfolio. Diversifying the Balanced Portfolio's portfolio with investments such as commercial paper, convertible securities, and common stocks may reduce the decline in value attributable to the increase in interest rate and resulting decrease in the market value of bonds and may reduce the interest rate risk. However, stock prices also fluctuate in response to a number of factors, including changes in general level of interest rates, economic and political developments, and other factors which impact individual companies or specific types of companies. Such market risks cannot be avoided but can be limited through a program of diversification and a careful and consistent evaluation of trends in the capital market and fundamental analysis of individual equity holdings.


SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity and debt holdings consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets. The Balanced Portfolio determines its level of commitment to common stocks and specific common stock investments as a result of this process. For example, within an environment of rising inflation, common stocks historically have preserved their value better than bonds; therefore, inclusion of common stocks could tend to conserve principal better than a portfolio consisting entirely of bonds and other debt obligations. In addition, within an environment of accelerating growth in the economy, common stocks historically have conserved their value better than bonds in part due to a rise in interest rates that occur coincidentally with accelerating growth and profitability of the companies.

MONEY MARKET PORTFOLIO

The Money Market Portfolio seeks to achieve its objective by investing in short-term money market instruments determined to be of high quality by SM&R pursuant to guidelines established by the Board of Directors. The Money Market Portfolio may invest in the following types of high quality debt obligations:

(1) U.S. Government Obligations. U.S. Government Obligations consist of marketable securities issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, or instrumentalities. U.S. Government Obligations include U.S. Treasury Bonds, Notes and Bills and securities issued by instrumentalities of the U.S. Government.

(2) Certificates of Deposit. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. The Money Market Portfolio will invest only in certificates of deposit of U.S. banks that have total assets in excess of $1 billion at the time of investment.

(3) Banker's Acceptances. Banker's acceptances are short-term instruments issued by banks, generally for the purpose of financing imports or exports. An acceptance is a time draft drawn on a bank by the importer or exporter to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" and is an irrevocable obligation of the issuing bank.

(4) Commercial paper. Commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

(5) Bonds and Notes. The Money Market Portfolio may invest in corporate bonds or notes with a remaining maturity of one year or less.

(6) Collateralized Mortgage Obligations. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities, or U.S. Government securities.

The Money Market Portfolio does not currently intend to invest in unrated securities, securities subject to demand features, floating rate instruments, securities subject to guarantees, and variable rate instruments.

The Money Market Portfolio limits its investments to those short-term securities that the Board determines present minimal credit risk and that are "Eligible Securities" when acquired by the Portfolio. As used in this Prospectus, "Eligible Securities" means securities that are:

(a)  rated in one of the two highest short-term rating categories, or

(b) whose issuer has another class of debt obligations rated in one of the two highest short-term rating categories.

To rely on a rating assigned to other debt obligations, those obligations must be of comparable priority and security. All ratings must have been issued by the requisite NRSROs. Currently, five organizations are NRSROs: Moody's, S&P, Fitch Investors Service, Inc., Duff and Phelps, Inc., and Thomson BankWatch, Inc. A discussion of the ratings categories of S&P and Moody's is contained in the Appendix.

The Money Market Portfolio generally limits its investments in securities, as follows:

 .    It will not invest in securities issued by any one issuer, other than the
     U.S. Government, its agencies, or instrumentalities, in an amount that exceeds 5% of its total assets.

 .    It will not invest more than 5% of its total assets in securities relying on ratings in the second highest rating category.

 .    It will not invest more than 1% of its total assets in securities of any one issuer that rely on ratings in the second highest rating category.

(See "Investment Objectives and Policies" in the Statement of Additional
 Information for a more detailed explanation of the investment categories.) The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, and will not invest in any security with a remaining maturity of over 397 days (13 months). Investments in money market instruments are subject to the ability of the issuer to make payment at maturity. In addition, the Money Market Portfolio's performance will vary depending on changes in short-term interest rates. However, both the financial and market risks of investment in the Money Market Portfolio may be expected to be less than for any other portfolio. By limiting its investments to Eligible Securities, the Money Market Portfolio may not achieve as high a level of current income as a fund investing in lower-rated securities.

RISK FACTORS

The following discussion relates to all four portfolios. The risk/return summary located at the beginning of this prospectus identifies some specific risks applicable to each individual portfolio.

GENERAL. There is no assurance that a portfolio will achieve its goals. Generally, if the securities owned by a portfolio increase in value, the value of the shares of the portfolio which you own will increase. Similarly, if the securities owned by a portfolio decrease in value, the value of your shares will also go down. In this way, you participate in any change in the value of the securities owned by a portfolio.

The risk inherent in investing in any portfolio is a risk common to any security. That is, the value of a portfolio's shares will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities held by that portfolio. Each portfolio's share value depends on general economic and securities market conditions, the investment decisions of its management, and numerous other factors. All of these factors are inherently uncertain and, in some cases, unforeseeable.

Any of the portfolios could lose money if the stock markets in general go down or if the particular stocks purchased by a portfolio go down in value. In addition, the portfolios could lose money if prevailing interest rates increase or if the debt securities purchased by a portfolio are downgraded or defaulted upon.

MARKET RISKS. Because several of the portfolios invest a substantial portion of their assets in stocks, changes in the stock markets will affect their value. Moreover, because certain portfolios may invest in debt obligations which are traded on securities exchanges, the value of such portfolios will also be affected by changes in the stock markets.

At times, the stock markets can be volatile and stock and debt prices can change substantially. This market risk will affect each portfolio's net asset value per share, which will fluctuate as the values of each portfolio's securities change. Prices do not always change uniformly or at the same time and the various stock markets do not always move in the same direction at the same time. Other factors specific to a particular company also affect the price of that company's stock or debt obligations (for example, poor earnings, loss of major customers, or major litigation). The portfolios cannot always predict the factors that will affect a security's price. The portfolios, however, do attempt to limit market risk by diversifying their investments. The portfolios diversify their investments by generally investing only a small percentage of their assets in the debt obligations of any one company and by not holding a substantial amount of the debt obligations of any one company.

For the Growth Portfolio and the Managed Portfolio, the portfolio managers decide to overweight or underweight certain industry sectors and to purchase individual stocks based on their assessment of the future growth or income prospects of an industry sector or particular stock. If certain industries or investments do not perform as a portfolio expects (i.e., do not grow in value or produce dividend income as expected), that portfolio could underperform its peers or lose money.

The Growth Portfolio is generally considered more aggressive than the Managed and Balanced Portfolios because it invests for capital appreciation in common stocks, emphasizing "growth" stocks that tend to be more volatile than other investments. Investors in the Growth Portfolio should expect greater fluctuations in share price, yield, and total return than with less aggressive portfolios.

DEBT SECURITIES RISKS. Debt securities are subject to changes in their values due to changes in prevailing interest rates. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. When prevailing interest rates fall, the values of already-issued debt securities generally rise. Accordingly, if interest rates go down after a security is purchased, such security might be valued and/or sold at a price greater than its cost. If interest rates were to drop dramatically, some of the securities could be called and/or prepaid, requiring reinvesting in securities at much lower yields.

On the other hand, when prevailing interest rates rise, the values of already-issued debt securities generally fall. Accordingly, if interest rates increase after a security is purchased, such security might be valued and/or sold at a price less than its cost. In such circumstances, the value of existing bonds decrease because the interest payments from existing bonds are less attractive than new issues with higher interest rates and investors would lose money if they liquidate holdings.

The portfolios could lose money if any bonds they own are downgraded in credit rating or go into default. A moratorium, default, or other non-payment of interest or principal when due could, in addition to affecting the market value and liquidity of the particular security, affect the market value and liquidity of other securities. A change in credit rating of an issuer can also affect the bond's value, thus affecting the market value of the funds.

The portfolios invest predominately in investment grade bonds in order to minimize credit risk. In general, lower-rated bonds, such as junk bonds, have higher credit risks. The Growth Portfolio is the only portfolio permitted to invest in junk bonds. (See "Investment Objectives and Policies" for more information about the ratings required for investments by each specific portfolio.) Junk bonds have additional risks, including limitations on a portfolio's ability to resell the lower-rated debt securities and less readily available market quotations for such securities. If there are not readily available market quotations for a debt security, its value is determined largely by the investment manager's judgment. When and if the debt security is sold, the investment manager may find that its estimation of the debt security's value is substantially different than the actual price at which it can be sold. Moreover, substantial redemptions of portfolio shares could require a portfolio to sell portfolio securities at a time when a sale might not be favorable.

U.S. GOVERNMENT OBLIGATIONS. Investments in U.S. Government Obligations are not all backed by the "full faith and credit" of the United States Government. Some are backed only by the rights of the issuer to borrow from the U.S. Treasury and others are supported only by the credit of the issuing instrumentality. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities.

SMALLER COMPANY RISKS. Smaller companies in which the Growth, Managed, and Balanced Portfolios may invest may involve greater risks than large established companies. Such smaller companies may have limited product lines, markets, financial resources, and management depth. Their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. Smaller companies may also be more vulnerable than larger companies to adverse business or market developments. As a result, the prices of smaller companies may fluctuate to a greater degree than the prices of securities of larger companies.

INVESTMENT STYLE RISK. Each portfolio faces the risk that the returns on the securities in which it invests may trail the returns from other assets classes or the market as a whole. In other words, securities that fit a portfolio's investment style may do worse than other styles. For example, returns from "growth" stocks may trail other types of stocks, such as "value" stocks.

OTHER RISKS. Each investor will be subject to all the risks normally attendant to business operations, changes in general economic conditions, governmental rules and fiscal policies, acts of God, and other factors beyond the control of the portfolios' management.

YEAR 2000 RISKS. Many services provided to the portfolios and their shareholders depend on the smooth functioning of computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated, referred to as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades, payment of interest and dividends, pricing, and account services. Like other mutual portfolios, financial and business organizations, and individuals around the world, the portfolios could be adversely affected if the computer systems used by SM&R (which acts as their investment adviser, underwriter, custodian, and transfer agent) do not properly process and calculate date-related information and data from and after January 1, 2000. SM&R is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by any other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the portfolios and their shareholders.

Pricing of Portfolio Shares
================================================================================

General (How Shares are Priced). We determine each portfolio's offering price once each business day. The offering price equals a portfolio's net asset value.

Each portfolio (other than the Money Market Portfolio) prices investments at their market value when market quotations are readily available. When these quotations are not readily available, portfolios price investments at their fair value, calculated in accordance with procedures adopted by the Company's Board of Directors.

The Money Market Portfolio values all of its securities using the amortized cost method, which does not take into account unrealized capital gains or losses. The other portfolios may use the amortized cost method only for valuing debt securities having maturities of 60 days or less.

EFFECTIVE DATE OF PURCHASES AND REDEMPTIONS (WHEN SHARES ARE PRICED). Calculation of net asset value is made once each business day at the close of the New York Stock Exchange (currently 3:00 p.m. Central Time). We generally base purchase and redemption orders for each portfolio on the portfolio's net asset value next computed after you submit a request in good order to American National, but only if American National sends us the required information on a timely basis. In unusual circumstances, any portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Please refer to your variable annuity or variable life insurance product prospectus for information on how to purchase or invest, and on how you can withdraw money and obtain other benefits from your contract. Those prospectuses describe certain limits and restrictions and all applicable fees and charges, including sales charges and withdrawal (surrender) charges.

TAXES
================================================================================

The tax consequences of your investment depend upon the provisions of the variable annuity or variable life insurance contract through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company separate account that offers your variable annuity or variable life insurance contract.

The Portfolios and Management
================================================================================

The Company's Board of Directors has delegated to Securities Management and Research, Inc. ("SM&R"), the portfolio's investment adviser, the management of the portfolios' day-to-day business and affairs. In addition, SM&R invests the portfolios' assets, provides administrative services, and serves as transfer agent, custodian, dividend paying agent, and underwriter. SM&R's address is 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.

SM&R is a wholly-owned subsidiary of American National. SM&R was incorporated in 1964 and has managed mutual portfolios since 1966. SM&R does and may, from time to time, serve as investment adviser to other clients including banks, employee benefit plans, other investment companies, banks, foundations and endowment portfolios.

ADVISORY AGREEMENT

Under the Advisory Agreement with the Company, SM&R is paid an investment advisory fee, which is calculated separately for each portfolio, as compensation for its services. We deduct an investment advisory fee from the value of the shares each month. We calculate the investment advisory fee at the annual rate of 0.50% of each portfolio's average daily net asset value.

ADMINISTRATIVE SERVICES

Pursuant to an Administrative Service Agreement with the Company, SM&R provides all non-investment related management, executive, administrative, transfer agent, and operational services to the portfolios. Under this agreement, SM&R receives an administrative service fee from each portfolio at the annual rate of 0.25% of the average daily net asset value of the portfolios computed each month.

In this agreement, SM&R has agreed to pay (or to reimburse each portfolio for) each portfolio's regular operating expenses in excess of 1.50% per year of the Company's average daily net assets. Regular operating expenses include the advisory fee and administrative service fee, if any, paid to SM&R, but do not include interest, taxes, commissions, and other expenses incidental to portfolio transactions.

VOLUNTARY REIMBURSEMENT AND WAIVERS

In order to improve the yield and total return, SM&R may from time to time voluntarily waive or reduce all or any portion of any portfolio's advisory fee, administrative fee, and/or expenses. Currently, SM&R has agreed to reimburse:

 .    the Growth Portfolio for total operating expenses in excess of 0.87% of average daily net assets;

 .    the Money Market Portfolio for total operating expenses in excess of 0.87%
     of average daily net assets;

 .    the Balanced Portfolio for total operating expenses in excess of 0.90% of average daily net assets; and

 .    the Managed Portfolio for total operating expenses in excess of 0.93% of average daily net assets.

SM&R may rescind fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, at any time without notice to investors.

After applicable fee waivers, SM&R received the following compensation from the portfolios (as a percentage of average daily net assets) for the year ended December 31, 1998:

                   ADVISORY        ADMINISTRATIVE
PORTFOLIO            FEE                FEE
-------------------------------------------------
Growth Portfolio     0.36%             0.25%
-------------------------------------------------
Managed Portfolio    0.44%             0.25%
-------------------------------------------------
Balanced Portfolio   0.16%             0.25%
-------------------------------------------------
Money Market
Portfolio             --               0.25%
-------------------------------------------------

PORTFOLIO MANAGEMENT

SM&R's portfolio management team uses a disciplined, team approach in providing investment advisory services to the portfolios. While the following individuals are primarily responsible for the day-to-day portfolio management of the portfolios, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment policies.

GORDON D. DIXON, DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER OF SECURITIES MANAGEMENT AND RESEARCH, INC., VICE PRESIDENT, PORTFOLIO MANAGER OF THE GROWTH, MANAGED, AND BALANCED PORTFOLIOS. Mr. Dixon joined SM&R in 1993. He graduated from the University of South Dakota with a B.A. in Finance and Accounting and from Northwestern University in 1972 with an M.B.A. in Finance and Accounting. Mr. Dixon began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979 he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984 he was employed by C&S/Sovran Bank in Atlanta, Georgia as Director of Equity Strategy where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately $7 billion, of which $3.5 billion was equities.

FINANCIAL HIGHLIGHTS
================================================================================

The condensed financial information on the following pages reflects all of the fees and expenses imposed by each portfolio. However, this data does not reflect the fees and charges deducted by American National under your variable annuity or variable life insurance contract.

Financial Highlights                                            Growth Portfolio
================================================================================

The following financial highlights table is intended to help you understand the Growth Portfolio's financial performance for the past five years. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Growth Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker for the years ended December 31, 1998 and 1997. Their report, along with the Growth Portfolio's financial statements, are included in the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Growth Portfolio's former independent auditors.

                                                                         Year Ended December 31,
                                                                         -----------------------
                                                             1998        1997      1996      1995      1994
                                                             ----        ----      ----      ----      ----
Net Asset Value, Beginning of Year                          $  1.60     $  1.45    $ 1.27    $ 1.04    $ 1.08
Income From Investment Operations
 Net Investment Income                                         0.02        0.03      0.02      0.02      0.02
 Net Realized and Unrealized Gain (Loss) on Securities         0.27        0.27      0.21      0.27      0.05
                                                            -------     -------    ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS                               0.29        0.30      0.23      0.29      0.07
Less Distributions
 Dividends from Net Investment Income                         (0.02)      (0.03)    (0.02)    (0.02)    (0.02)
 Distributions from Capital Gains                             (0.06)      (0.12)    (0.03)    (0.04)    (0.09)
                                                            -------     -------    ------    ------    ------
TOTAL DISTRIBUTIONS                                           (0.08)      (0.15)    (0.05)    (0.06)    (0.11)
                                                            -------     -------    ------    ------    ------
Net Asset Value, End of Year                                $  1.81     $  1.60    $ 1.45    $ 1.27    $ 1.04

TOTAL RETURN                                                  18.62%      20.72%    17.98%    28.50%     6.91%
                                                            =======     =======    ======    ======    ======
RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Year (000's omitted)                     $15,702     $11,127    $7,278    $4,781    $3,037
Ratio of Expenses to Average Net Assets
  with reimbursements                                          0.87%       0.87%     0.87%     0.87%     0.90%
Ratio of Expenses to  Average Net Assets
  without reimbursements                                       1.01%       1.09%     1.25%     1.32%     1.13%
Ratio of Net Income to Average Net Assets                      1.00%       1.69%     1.84%     1.99%     2.04%
Portfolio Turnover Rate                                       25.75%      45.37%    21.24%    42.06%    46.18%

Financial Highlights                                           Managed Portfolio
================================================================================

The following financial highlights table is intended to help you understand the Managed Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Managed Portfolio share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Managed Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker for the years ended December 31, 1998 and 1997. Their report, along with the Managed Portfolio's financial statements, are included in the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Managed Portfolio's former independent auditors.

                                                                         Year Ended December 31,
                                                                         -----------------------
                                                             1998        1997      1996      1995      1994
                                                             ----        ----      ----      ----      ----
Net Asset Value, Beginning of Year                          $  1.56     $  1.37    $ 1.21    $ 1.00    $ 1.11
Income From Investment Operations
 Net Investment Income                                         0.02        0.03      0.03      0.03      0.02
 Net Realized and Unrealized Gain (Loss) on Securities         0.22        0.28      0.19      0.24      ----
                                                            -------     -------    ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS                               0.24        0.31      0.22      0.27      0.02
Less Distributions
 Dividends from Net Investment Income                         (0.02)      (0.03)    (0.03)    (0.03)    (0.03)
 Distributions from Capital Gains                             (0.03)      (0.09)    (0.03)    (0.03)    (0.10)
                                                            -------     -------    ------    ------    ------
TOTAL DISTRIBUTIONS                                           (0.05)      (0.12)    (0.06)    (0.06)    (0.13)
                                                            -------     -------    ------    ------    ------
Net Asset Value, End of Year                                $  1.75     $  1.56    $ 1.37    $ 1.21    $ 1.00
                                                            =======     =======    ======    ======    ======
TOTAL RETURN                                                  15.85%      22.41%    17.69%    27.19%     1.35%

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Year (000's omitted)                     $15,051     $ 9,783    $6,273    $4,028    $2,795
Ratio of Expenses to Average Net Assets
  with reimbursements                                          0.93%       0.93%     0.93%     0.93%     0.98%
Ratio of Expenses to Average Net Assets
  without reimbursements                                       0.99%       1.10%     1.14%     1.26%     1.23%
Ratio of Net Income to Average Net Assets                      1.44%       1.91%     2.29%     2.57%     2.36%
Portfolio Turnover Rate                                       24.83%      35.08%    20.79%    30.87%    26.26%

FINANCIAL HIGHLIGHTS                                          BALANCED PORTFOLIO
================================================================================

The following financial highlights table is intended to help you understand the Balanced Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Balanced Portfolio share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Balanced Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker for the years ended December 31, 1998 and 1997. Their report, along with the Balanced Portfolio's financial statements, are included in the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Balanced Portfolio's former independent auditors.

                                                                         Year Ended December 31,
                                                                         -----------------------
                                                             1998        1997      1996      1995      1994
                                                             ----        ----      ----      ----      ----
Net Asset Value, Beginning of Year                          $  1.39     $  1.27    $ 1.18    $ 0.99    $ 1.06
Income From Investment Operations
 Net Investment Income                                         0.04        0.04      0.04      0.04      0.03
 Net Realized and Unrealized Gain (Loss) on Securities         0.19        0.20      0.10      0.19     (0.03)
                                                            -------     -------    ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS                               0.23        0.24      0.14      0.23      0.00
Less Distributions
 Dividends from Net Investment Income                         (0.04)      (0.05)    (0.04)    (0.04)    (0.03)
 Distributions from Capital Gains                             (0.04)      (0.07)    (0.01)     ----     (0.04)
                                                            -------     -------    ------    ------    ------
TOTAL DISTRIBUTIONS                                           (0.08)      (0.12)    (0.05)    (0.04)    (0.07)
                                                            -------     -------    ------    ------    ------
Net Asset Value, End of Year                                $  1.54     $  1.39    $ 1.27    $ 1.18    $ 0.99
                                                            =======     =======    ======    ======    ======
TOTAL RETURN                                                  16.58%      18.80%    12.23%    22.80%     0.15%

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Year (000's omitted)                     $ 7,827     $ 5,595    $4,281    $3,399    $2,660
Ratio of Expenses to Average Net Assets
  with reimbursements                                          0.90%       0.90%     0.90%     0.90%     0.96%
Ratio of Expenses to Average Net Assets
  without reimbursements                                       1.24%       1.30%     1.48%     1.37%     1.25%
Ratio of Net Income to Average Net Assets                      2.79%       3.43%     3.25%     3.19%     3.34%
Portfolio Turnover Rate                                       14.14%      23.02%    16.71%    15.97%    46.14%

FINANCIAL HIGHLIGHTS                                      MONEY MARKET PORTFOLIO
================================================================================

The following financial highlights table is intended to help you understand the Money Market Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Money Market Portfolio share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Money Market Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker for the years ended December 31, 1998 and 1997. Their report, along with the Money Market Portfolio's financial statements, are included in the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Money Market Portfolio's former independent auditors.

                                                                         Year Ended December 31,
                                                                         -----------------------
                                                             1998        1997      1996      1995      1994
                                                             ----        ----      ----      ----      ----
Net Asset Value, Beginning of Year                          $  1.00     $  1.00    $ 1.00    $ 1.00    $ 1.00
Income From Investment Operations
 Net Investment Income                                         0.05        0.05      0.08      0.05      0.02
                                                            -------     -------    ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS                               0.05        0.05      0.08      0.05      0.02
Less Distributions
 Dividends from Net Investment Income                         (0.05)      (0.05)    (0.08)    (0.05)    (0.02)
                                                            -------     -------    ------    ------    ------
TOTAL DISTRIBUTIONS                                           (0.05)      (0.05)    (0.08)    (0.05)    (0.02)
                                                            -------     -------    ------    ------    ------
Net Asset Value, End of Year                                $  1.00     $  1.00    $ 1.00    $ 1.00    $ 1.00
                                                            =======     =======    ======    ======    ======
TOTAL RETURN                                                   4.65%       4.78%     4.61%     5.11%     3.31%

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Year (000's omitted)                     $ 4,354     $ 2,821    $2,532    $2,398    $2,284
Ratio of Expenses to Average Net Assets
  with reimbursements                                          0.87%       0.87%     0.87%     0.87%     0.91%
Ratio of Expenses to Average Net Assets
  without reimbursements                                       1.37%       1.23%     1.22%     1.21%     1.14%
Ratio of Net Income to Average Net Assets                      4.55%       4.62%     4.51%     5.03%     3.32%

PORTFOLIO MANAGER'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
AMERICAN NATIONAL INVESTMENT ACCOUNTS INC. - GROWTH PORTFOLIO


In 1998, the U.S. economy exhibited steady growth, declining inflation (with a threat of deflation), an end to the recurring budget deficit, large increases in business profits, as well as increases in employment and real incomes, and a continuation of unprecedented stock market gains. Interest rates declined over the past year with help from the Federal Reserve. The Federal Reserve cut interest rates a total of 50 basis points (0.5%) in 1998 primarily to ensure liquidity for the markets. 1998 also introduced us to Long Term Capital Management and emerging market risk. Long Term Capital Management is a hedge fund that made strong bets on emerging markets that did not go their way. This riled the markets in August and September of 1998 at a time when the markets needed no additional help in terms of volatility. The Southeast Asia currency crisis, Russia defaulting on its bonds, and renewed currency problems in Latin America all contributed to a roller coaster like year in domestic U.S. equity markets.

Although the market was volatile in 1998, it finished very strong, notching a fourth consecutive year of +20% gains. This ended the best four year run for the market since Standard and Poor's began tracking indices in 1923. In addition, this was the first time that the S&P 500 produced 20% returns or better in four consecutive calendar years. For the fifth year in a row, large capitalization stocks were the best performing category of stocks. This phenomenon became even more pronounced in 1998 as the top 30 stocks were responsible for 40% of the index's market value. The S&P 500 broke into record territory in 1998 but not without going through some heart-stopping declines such as the 19.8% decline during August and September which was just short of the 20% mark which traditionally signifies a bear market. The 10% mark, which traditionally signifies a market correction, was easily surpassed. Utilizing 20/20 hindsight, and the fact that other indexes suffered a decline far greater than 20%, it is safe to say that the market did in fact endure a very sharp, 31-day bear market. The markets rebounded admirably by year-end and the average equity fund returned 11.17% for 1998.

For 1999, we believe the U.S. economy will continue to grow, but at a reduced rate of approximately 2.0-2.5%. Inflation will likely remain historically low (2.0%-2.5%) but will increase slightly over 1998. The threat of deflation will actually increase but will be offset by inflationary increases in wages and benefits.

The American National Investment Account's Growth Portfolio has the potential to do well in the 1999 economic environment. The Growth Portfolio historically performs better in down markets due to the value based, defensive nature of our stock picking methodologies. The Growth Portfolio seeks to identify superior stocks from well-managed companies utilizing two valuation disciplines. Our disciplines screen potential investments for both cash flow and earnings in order to select undervalued securities to be purchased and held for long-term capital appreciation. The purpose of this approach is to purchase future company earnings at a discount relative to peer companies, all else being equal. The disciplines provide a conservative and defensive group of stocks from which to select for inclusion in the fund.

Within the Growth Portfolio, we noted particular strength from our holdings in the consumer cyclicals, technology, communication services, utilities, and transportation sectors. For 1998, our overweighing of technology relative to the market helped our relative performance. For 1998, shareholders of the Growth Portfolio enjoyed a total return of 19.64%. The portfolio's growth attributes are achieved by investing primarily in large capitalization growth companies. The fund makes an effort to overweight sectors by no more than twice the S&P 500 sector weights and underweight by no more than half the S&P 500 sector weights.

We continue to seek out undervalued companies undergoing positive changes in fundamentals and selling those issues that have hit their price targets or whose fundamentals do not warrant inclusion in our portfolio. This process has served the portfolio well over the last several years and should continue to do so going forward. Areas of the market that we will be watching closely in 1999 will be healthcare, financials, capital goods, consumer cyclicals, technology, communication services, and electric utilities. Uncharacteristically, one of the top growth sectors for 1998 that also provided excellent value, was utilities.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN ANIA GROWTH
 PORTFOLIO, LIPPER ANALYTICAL GROWTH FUND INDEX AND THE S&P 500
                              3/1/91    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98
Lipper Growth Fund Index      $10,000    $11,896     $12,804     $14,590     $14,112     $18,720    $22,002     $28,170     $35,408
S&P 500                       $10,000    $11,663     $12,551     $13,813     $13,995     $19,248    $23,664     $31,556     $40,582
ANIA Growth Portfolio         $10,000    $11,374     $11,053     $11,838     $12,656     $16,264    $19,188     $23,164     $27,478

AVERAGE
ANNUAL RETURN
From Inception          13.76%
5 Year                  18.34%
1 Year                  18.62%

  Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and, investments when redeemed, may be worth more or less than their original cost
The Growth Portfolio's performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. The Portfolio began operations in March 1, 1991.

PORTFOLIO MANAGER'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
AMERICAN NATIONAL INVESTMENT ACCOUNTS INC. - MANAGED PORTFOLIO

The American National Investment Account's Managed Portfolio can be described by examining the objectives and strategy of the fund set forth in the prospectus. The portfolio's objective is to provide current income, along with an opportunity for increased share price over time. The portfolio is guided by a strategy of investing in select fixed income securities but primarily in the stocks of well-established companies with records of consistent and increasing dividend payments. The portfolio produced a total return of 16.36% during 1998.

During 1998, the portfolio continued to benefit from its overweighted positions in the finance, technology and consumer cyclical sectors. The best performing sectors in the portfolio during 1998 were technology, as earlier mentioned, and communication services, both high-flying sectors of the market. Within the fund, the technology holdings produced a 44% return for the year while the communication services holdings returned 38%.

We currently expect the U.S. economy to continue moderate growth with low inflation. While we foresee weaker profits (relative to 1998) in the short run, we are optimistic long term. We believe that unless foreign economies fail to recover from recent contagions, multinational companies will likely enjoy accelerated earnings momentum between 1999 and 2002 as demographics ultimately spur areas such as Asia to move higher.

Within this slow growth economy, we will continue endeavoring to achieve our style specific goals by identifying stocks of superior companies utilizing our conservative and defensive valuation disciplines. We continually seek out undervalued companies undergoing positive changes in fundamentals and selling those issues which have hit their price targets or whose fundamentals do not warrant inclusion within the conservatively run Managed Portfolio. This process has served the portfolio well over the last several years and should continue to do so going forward.

                       COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN ANIA MANAGED PORTFOLIO, LIPPER
                                             EQUITY INCOME FUND INDEX AND THE S&P 500
                               3/1/91   12/31/91    12/31/92    12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98
Lipper Equity Income Fund Ind  $10,000   $11,574     $12,702     $14,588     $14,454     $18,766    $22,138     $28,150     $31,466
S&P 500                        $10,000   $11,663     $12,551     $13,813     $13,995     $19,248    $23,664     $31,556     $40,582
ANIA Managed Portfolio         $10,000   $11,264     $10,921     $12,119     $12,283     $15,623    $18,386     $22,443     $25,993

AVERAGE
ANNUAL RETURN
From Inception          12.96%
5 Year                  16.56%
1 Year                  15.85%

  Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

The Managed Portfolio's performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. The Portfolio began operations in March 1, 1991.

PORTFOLIO MANAGER'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
AMERICAN NATIONAL INVESTMENT ACCOUNTS INC. - BALANCED PORTFOLIO

The American National Investment Account's Balanced Portfolio is the lowest risk portfolio in the American National Investment Accounts Group. The portfolio can best be described with the objective and strategy outlined in the prospectus. The portfolio maintains the objective of providing reasonable current income and share price appreciation, while protecting the initial investment. The portfolio's investment strategy is to use a balanced approach by investing in a combination of the high-yielding stock of well-known companies, as well as bonds and money market instruments. Throughout 1998, the portfolio's conservative blend of about 55% stocks, 25% bonds and 20% money market instruments has served the portfolio well. The equity portion of the portfolio produced a total return (capital appreciation and dividend income) of about 20% while the bond portion of the portfolio returned about 10%. Combined, the portfolio produced a total return of 17.2% for the year.

Within the portfolio, we maintained our fixed income strategy of structuring maturities at the mid-term to long end of the yield curve. Within the equity portion of the portfolio, we utilize the same conservative and defensive stock selection disciplines used in the American National Investment Account's Managed and Growth Portfolios. The key is identifying stocks of superior companies and purchasing them at discounted valuations. During 1998, we noted particular strength from our equity holdings in the technology, communication services, and healthcare sectors. In all three sectors, our holdings produced returns in excess of 40%.

On the negative side, a poorly performing sector for the portfolio on the year was basic materials. This sector suffered from excess capacity and commodity price deflation, which impacted the group as a whole. Recently a select group of steel companies was added to the portfolio with the aim of boosting sector performance, as the steel pricing trough appears to have bottomed and improvements in industry fundamentals should lie ahead.

Balanced Portfolio investors were rewarded again in 1998 by their investment in the portfolio, with a fourth consecutive year of double-digit returns. Although the portfolio has not produced the spectacular returns witnessed by some total equity portfolios over the last year or two, we have achieved our goal of providing consistently positive performance in the strong up market and believe the portfolio is well positioned should equity markets turn downward. The conservative and low risk balanced approach has enabled us to provide upside potential while protecting the downside via this uniquely positioned portfolio.

                               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN ANIA BALANCED
                              PORTFOLIO, LEHMAN INTERMEDIATE GOVERNMENT/CORP. INDEX, LIPPER BALANCED
                                                    FUND INDEX AND THE S&P 500
                               3/1/91   12/31/91    12/31/92    12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98
Lehman Int. Gov/Corp Index*    $10,000   $11,257     $12,065     $13,125     $12,871     $14,845    $15,446     $16,661     $18,066
Lipper Balanced Fund Index**   $10,000   $11,620     $12,487     $13,980     $13,694     $17,102    $19,334     $23,258     $26,767
S&P 500                        $10,000   $11,663     $12,551     $13,813     $13,995     $19,248    $23,664     $31,556     $40,582
ANIA Balanced Portfolio        $10,000   $11,512     $11,308     $11,826     $11,845     $14,545    $16,324     $19,393     $22,608

AVERAGE ANNUAL RETURN
From Inception          10.97%
5 Year                  13.84%
1 Year                  16.58%

  Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

The Balanced Portfolio's performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. The Portfolio began operations in March 1, 1991.

FOR MORE INFORMATION ABOUT THE PORTFOLIOS
================================================================================

The following documents contain more information about       GROWTH PORTFOLIO
the portfolios and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI).   The SAI         MANAGED PORTFOLIO
contains additional information about all aspects of
the portfolios.  A current SAI has been filed with
the Securities and Exchange Commission and is                BALANCED PORTFOLIO
incorporated herein by reference.

ANNUAL AND SEMI-ANNUAL REPORTS.  The portfolios'             MONEY MARKET
annual and semi-annual reports provide additional            PORTFOLIO
information about the portfolios' investments. The annual report for the fiscal year ended December 31, 1998 contains a discussion of the market conditions and investment strategies that significantly affected each portfolio's performance during the last fiscal year.

--------------------------------------------------------------------------------
REQUESTING DOCUMENTS. You may request a free copy of the SAI and these reports, make shareholder inquiries, or request further information about the portfolios either by contacting your broker or by contacting the portfolios at:

                  AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
                  2450 SOUTH SHORE BOULEVARD, SUITE 400
                  LEAGUE CITY, TEXAS  77573
                  Telephone:  1-800-231-4639 (Toll Free) or
                              1-281-334-2469 (Collect)
--------------------------------------------------------------------------------

PUBLIC INFORMATION. You can review and copy information about the portfolios, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the portfolios also are available on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.


                                           Investment Company File No. 811-06155

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1999

                  AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
                               Growth Portfolio
                               Managed Portfolio
                              Balanced Portfolio
                            Money Market Portfolio

                     2450 SOUTH SHORE BOULEVARD, SUITE 400
                           LEAGUE CITY, TEXAS 77573
                                1-281-231-4639
                           TOLL FREE 1-800-526-8346

     This Statement of Additional Information is NOT a prospectus, but should be read in conjunction with the prospectus dated May 1, 1999 (the "Prospectus"). A copy of the Prospectus is available without charge upon written request to American National Investment Accounts, Inc., 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, or by phoning 281-334-2469 or (Toll Free) 800-231-4639. Terms not defined herein have the same meaning as given to them in the Prospectus.

     Shares of American National Investment Accounts, Inc. (the "Company") are currently sold only to separate accounts (the "Separate Accounts") of American National Insurance Company ("American National") to fund benefits under variable life insurance policies and variable annuity contracts (all of such insurance policies and variable annuity contracts are referred to as the "Contract" or "Contracts") issued by American National. The Separate Accounts invest in shares of the Company through subaccounts that correspond to each of the portfolios. The Separate Accounts will redeem shares of the Company to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts. Securities Management and Research, Inc. ("SM&R") is the investment adviser for the Company.

     No dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and/or the Prospectus, and if given or made, such information or representations must not be relied upon as having been authorized by the Company. No Prospectus or Statement of Additional Information constitutes an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

                               TABLE OF CONTENTS
                               -----------------
                                                                   PAGE
                                                                   ----

GENERAL HISTORY OF THE COMPANY.................................      1

INVESTMENT OBJECTIVES AND POLICIES.............................      1
     Fundamental Investment Policies...........................      1

INVESTMENT TECHNIQUES..........................................      3
     U.S. Treasury Securities..................................      3
     U.S. Government Obligations...............................      3

     Collateralized Mortgage Obligations.......................      4
     Repurchase Agreements.....................................      5
     Ratings...................................................      5
     Lending of Securities.....................................      5
     Commercial Paper..........................................      6
     Illiquid Securities.......................................      6
     144A Securities and Section 4(2) Commercial Paper.........      6
     Certificate of Deposits and Bankers Acceptances                 6
     American Depository Receipts ("ADRs").....................      7
     Money Market Portfolio Investments........................      7

PORTFOLIO TURNOVER.............................................      8

MANAGEMENT OF THE COMPANY......................................      9
     Officers and Directors of the Company.....................      9
     Remuneration of Directors.................................     13

POLICY REGARDING PERSONAL INVESTING............................     13
     Personal Investing By Portfolio Managers..................     14
     Personal Investing by Other SM&R Officers and Employees...     14

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............     14

INVESTMENT ADVISORY AND OTHER SERVICES.........................     14
     Control and Management of SM&R............................     14
     Investment Advisory Agreement.............................     15
     Advisory Fees Paid........................................     16
     Administrative Service Agreement..........................     17
     Expenses Borne by the Portfolios..........................     17
UNDERWRITER....................................................     18

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION................     18

FUND SHARES....................................................     20
     Capital Stock.............................................     20

     Voting Rights.............................................     20

PURCHASE, REDEMPTION AND PRICING OF SHARES.....................     21
     Purchasing and Redeeming Shares...........................     21
     Determination of Net Asset Value..........................     21
     Money Market Portfolio....................................     21
     Growth, Balanced, and Managed Portfolios..................     22

TAX STATUS.....................................................     22
     Subchapter M..............................................     22
     Section 817(h)............................................     23

CUSTODIAN......................................................     24

TRANSFER AGENT AND DIVIDEND PAYING AGENT.......................     24

COUNSEL AND AUDITORS...........................................     24

FINANCIAL STATEMENTS...........................................     24

PERFORMANCE AND ADVERTISING DATA...............................     24
     Money Market Portfolio---Yield............................     25
     Total Return..............................................     25

APPENDIX.......................................................    A-1

GENERAL HISTORY OF THE COMPANY

     American National Investment Accounts, Inc. (the "Company") provides a range of investment alternatives through its four separate portfolios (each a "Portfolio"; collectively, the "Portfolios"):

     . the Growth Portfolio;

     . the Managed Portfolio;

     . the Balanced Portfolio; and

     . the Money Market Portfolio.

Each Portfolio is, for investment purposes, in effect a separate mutual fund. A separate class of capital stock is issued for each Portfolio.

     The Company was incorporated under the laws of the State of Maryland on March 14, 1988. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act" or the "Act") as a diversified, open-end management investment company commonly known as a mutual fund. A mutual fund is a company in which a number of persons invest which in turn invests in the securities of other companies. The Company is an open-end investment company because it generally must redeem an investor's shares upon request. The Company is a diversified investment company because it offers investors an opportunity to reduce the risk inherent in all investments in securities by spreading their investment over a number of companies. However, diversification cannot eliminate such risks. Registration under the 1940 Act does not imply any supervision by the Securities and Exchange Commission (the "SEC") over the Company's management or investment policies or practices.

INVESTMENT OBJECTIVES AND POLICIES

     As noted in the Prospectus under "Investment Objectives and Policies," each Portfolio has its own investment objective and follows policies and techniques designed to achieve that objective.

FUNDAMENTAL INVESTMENT POLICIES

     Each Portfolio's investment objective and the following investment policies have been adopted as fundamental policies. (A fundamental policy may not be changed without the approval of shareholders.)

     Each Portfolio:

(1)  Will not issue senior securities, except as permitted by sections 18(f) and
     (g) and the rules thereunder of the 1940 Act.

(2)  Will not make short sales of securities.

(3)  Will not engage in margin transactions or arbitrage.

(4) Will not buy or sell real estate although a Portfolio may invest in the securities of real estate investment trusts.

(5)  Will not purchase or sell commodities or commodity contracts.

(6) Will not invest in companies for the purpose of exercising management or control.

(7) Will not invest in oil, gas or other mineral leases, rights on royalty contracts or in real estate or real estate limited partnerships.

(8) Will not underwrite securities of other issuers, except where the Company may be deemed to be a statutory underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities, restricted securities or not readily marketable securities.

(9)  Will not borrow money.

(10) Will not lend money, and the Money Market Portfolio will not lend securities except that the Portfolio may purchase obligations subject to repurchase agreements. The purchase of publicly held debt securities is not considered lending money for the purpose of this restriction.

(11) Will not purchase securities (including commercial paper) of any issuer if such purchase would at that time (i) cause more than 5% of the value of the individual Portfolio's total assets to be invested in securities of any one issuer other than the U.S. Government or its corporate instrumentalities or
     (ii) cause the Portfolio to own more than 10% of the outstanding voting securities of any issuer.

(12) Will not concentrate its investments in any one industry by investment of more than 25% of the value of its total assets in such industry.

(13) Will not invest more than 5% of the value of its total assets in securities of companies having a record of less than three years continuous operations.

(14) Will not invest more than 5% of the value of its total assets in any closed-end investment company and will not hold more than 3% of the outstanding voting stock of any closed-end investment company.

(15) Will not purchase or retain securities of any issuer if any officer or director of the Company or of its investment manager owns individually more than one-half of one percent ( 1/2 of 1%) of the securities of that issuer, and collectively the officers and directors of the Company and investment manager together own more than 5% of the securities of that issuer.

(16) Will not acquire securities of other open-end investment companies, except in connection with a merger, consolidation, or acquisition of assets approved by the shareholders.

(17) Will not purchase from or sell to any officer or director of the Company or its investment manager any securities other than shares of the capital stock of the Portfolio.

(18) Will not invest more than 5% of the value of its total assets in securities which are not readily marketable including restricted securities.

     The above investment policies are fundamental policies that may be changed by a Portfolio only with the approval of a majority of the outstanding shares of the Portfolio, as determined by the provisions of the 1940 Act. This means that shareholders of a Portfolio must approve any change to the foregoing policies before that change may be effected. Such approval requires the affirmative vote of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of voting securities are represented at that meeting or (ii) more than 50% of the outstanding voting securities of the Portfolio.

     Any investment policy which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

INVESTMENT TECHNIQUES

U.S. TREASURY SECURITIES

     Each Portfolio may invest in U.S. Treasury securities, including bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities, and the dates of their issuances.

U.S. GOVERNMENT OBLIGATIONS

     Each Portfolio may invest in direct or implied debt obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Such obligations include, but are not limited to, Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Farmers Home Administration, the Export-Import Bank, the Tennessee Valley Authority, the Resolution Trust Corporation, the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"), the United States Postal Service, the Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, and Federal Land Banks. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the rights of the issuer to borrow from the Treasury; and others only by the credit of the issuer. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities.

     In the case of U.S. Government Obligations not backed by the full faith and credit of the United States, the Company must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

     The Portfolios will invest in U.S. obligations not backed by the "full faith and credit" of the U.S. Government only when, in its opinion, the credit risk is minimal. Except in the case of the Money Market Portfolio, the Portfolios do not presently intend to invest any significant amount in such obligations and would do so in the future only to increase a Portfolio's liquidity on a short-term basis during adverse and unusual market conditions.

COLLATERALIZED MORTGAGE OBLIGATIONS

     The Balanced Portfolio and the Money Market Portfolio each may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities or U.S. Government securities. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations in which the Balanced and Money Market Portfolios may invest are issued or guaranteed by a U.S. Government agency or instrumentality, such as the FHLMC. A variety of types of collateralized obligations are currently available and others may become available in the future. One should keep in mind that during periods of rapid interest rate fluctuation, the price of a security, such as a CMO, could either increase or decrease based on inherent interest rate risk. Additionally, the risk of maturities shortening or lengthening in conjunction with interest rate movement, could magnify the overall effect of the price fluctuation.

     A CMO is often issued in multiple classes with varying maturities and interest rates. As a result the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Thus, classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yields. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment.

     The Money Market Portfolio will not invest in any CMOs that are not fully collateralized obligations. "Fully collateralized" means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy the U.S. Government agency or instrumentality guaranteeing the obligation.

     Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligations first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding.

REPURCHASE AGREEMENTS

     Each Portfolio may purchase repurchase agreements either for defensive purposes due to market conditions or to generate income from its excess cash balances. In a repurchase agreement, a Portfolio will acquire and hold a security (government security, certificate of deposit, or banker's acceptance) subject to the seller's agreement to repurchase the securities at a predetermined price within a specified time (normally one day to one week), thereby determining the yield during the Portfolio's holding period.

     These repurchase agreements will be entered into only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Portfolio's Custodian Bank until repurchased. During the holding period, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. The custodian for the Portfolio purchasing such agreement will take title to, or actual delivery of the security. A default by the seller might cause a Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A Portfolio might also incur disposition costs in liquidating the collateral.

     The Portfolios will enter into repurchase agreements only with sellers who are believed to present minimal credit risks and will monitor the value of the collateral during the holding period. Credit risks are evaluated pursuant to guidelines adopted and regularly reviewed by the Board which set forth credit worthiness standards for the banks and registered government security dealers with whom the Portfolios may enter into such repurchase agreements. Such arrangements permit each Portfolio to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature. No Portfolio will purchase repurchase agreements maturing more than seven (7) days after such purchase.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, a Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Portfolio not within the control of that Portfolio and therefore the realization by that Portfolio on such collateral may be automatically stayed. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Portfolios' management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

RATINGS

     If the rating of a security purchased by a Portfolio is subsequently reduced below the minimum rating required for purchase or a security purchased by the Portfolio ceases to be rated, neither event will require the sale of the security. However, SM&R will consider any such event in determining whether the Portfolio should continue to hold the security. For subsequent downgrades of securities purchased by the Money Market Portfolio, steps shall be taken to reassess promptly whether such security continues to present minimal credit risks and the Portfolio shall take such action as is determined to be in the best interests of the Portfolio and its shareholders.

LENDING OF SECURITIES

     Although there is no present intent to do so, the Balanced Portfolio may lend its portfolio securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Balanced Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Balanced Portfolio. The Balanced Portfolio may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Balanced Portfolio collateral consisting of cash, a letter of credit issued by a domestic United States bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loans, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loans be made subject to termination by the Balanced Portfolio at any time, and (d) the Balanced Portfolio receive reasonable interest on the loans (which may include the Balanced Portfolio's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value.

COMMERCIAL PAPER

     Commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. The Portfolios will not invest in variable amount master demand notes.

ILLIQUID SECURITIES

     Each Portfolio may invest up to 5% of its net assets in illiquid securities, including domestic or foreign securities not listed on domestic or foreign exchanges and repurchase agreements maturing in excess of seven days. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Portfolio's investments in illiquid securities are subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that SM&R deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

     If otherwise consistent with its investment objective and policies, a Portfolio may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities which have been registered with the SEC for sale.

     Any such security may be determined to be liquid under procedures adopted by the Board. These procedures consider trading activity, availability of reliable price information, and other relevant information to determine whether an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers may cease purchasing such restricted securities, the level of illiquidity of a Portfolio holding such securities may increase.

CERTIFICATE OF DEPOSITS AND BANKERS ACCEPTANCES

     A certificate of deposit generally is a short-term, interest-bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

The interest rate may be fixed for the stated term or may be periodically adjusted prior to the instrument's stated maturity, based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

     Savings and loan associations whose certificates of deposit may be purchased by the Portfolios are subject to regulation and examination by the Office of Thrift Supervision. Such certificates of deposit held by a Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

     The Money Market Portfolio may not invest in any certificate of deposit or bankers' acceptance of a commercial bank unless: the bank is organized and operating in the United States, has total assets of at least $1 billion and is a member of the Federal Deposit Insurance Corporation; or the bank is a foreign branch of a United States bank or a United States branch of a foreign bank which bank has $1 billion of total assets.

AMERICAN DEPOSITORY RECEIPTS ("ADRS")

     ADRs are U.S. dollar-denominated securities of foreign corporations which are traded in the U.S. on national securities exchanges or over-the-counter and are issued by domestic banks. The banks act as custodian of the shares of the foreign stock and collect dividends on the stock which are either reinvested or distributed to the ADR holder in U.S. dollars. While ADRs are not considered foreign securities, they may entail certain political, economic and regulatory risks. Such risks may include political or social instability, excessive taxation and limitations on the removal of funds or other assets which could adversely affect the value of a Portfolio's investments. The economies of many countries in which a Portfolio may invest may not be as developed as the U.S. economy and may be subject to significantly different forces. Foreign companies are not registered with the SEC and are not generally subject to the regulatory controls imposed on U.S. issuers. Consequently, there is generally less public information available on foreign securities. Foreign companies are not subject to uniform accounting, auditing, and financial reporting standards. Income from foreign securities owned may be reduced by a withholding tax at the source, which tax would reduce income payable to a Portfolio's shareholders.

MONEY MARKET PORTFOLIO INVESTMENTS.

     Pursuant to the 1940 Act, the Money Market Portfolio may invest only in United States dollar-denominated instruments that present minimal credit risks, have a remaining maturity of 397 calendar days or less, and which are at the time of acquisition "eligible securities" as defined in Rule 2a-7 under the 1940 Act. Generally, an eligible security is:

 .    A security with a remaining maturity of 397 calendar days or less ("Short-
     term") that has received a rating from two nationally recognized statistical rating organizations ("NRSROs"), or if rated by only one NRSRO, from that NRSRO, in one of the two highest rating categories ("Acceptable Rating") for debt obligations; or

 .    A security with a remaining maturity of 397 calendar days or less issued by an issuer that has received an Acceptable Rating from at least two NRSROs, or if rated by only one NRSRO, from that NRSRO, with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the security (a "Comparable Security").

     If a security is acquired based on the rating of only one NRSRO, such acquisition must be ratified by the Board. While Rule 2a-7 permits money market funds to invest in certain unrated securities of comparable quality to eligible rated securities, the Money Market Portfolio currently does not intend to invest in unrated securities.

     SM&R has the responsibility of determining that each investment by the Money Market Portfolio presents minimal credit risks. SM&R's determination of minimal credit risk will be based on an analysis of the issuer's (and, if applicable, any guarantor's) capacity to repay its Short-term debt obligations. The analysis cannot rely on ratings alone, but must be made on factors pertaining to credit quality in addition to any rating that the security or the issuer may have been assigned. The extensiveness of the evaluation may vary with the type and maturity of the instrument involved and the SM&R's familiarity with the issuer.

     The Money Market Portfolio will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided, however, that the Portfolio will not (1) purchase any instrument with a remaining maturity at the date of acquisition of greater than 397 calendar days, or (2) maintain a dollar-weighted average portfolio Maturity that exceeds 90 days. The "maturity" of a portfolio instrument is the period remaining (calculated from the trade date or such other date on which the Portfolio's interest in the security is subject to market action) until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption must be made.

     The Money Market Portfolio will maintain a diversified portfolio in accordance with the provisions of Rule 2a-7. In meeting diversification requirements of the Rule, SM&R classifies securities into First and Second Tier Securities, as defined in the 1940 Act. A "First Tier Security" is an Eligible Security that (1) has been rated by at least two NRSROs (or if rated by only one NRSRO, by that NRSRO) in the highest rating category for Short-term debt obligations; (2) has been issued by an issuer that is rated with respect to a Comparable Security, by at least two NRSROs (or if rated by only one NRSRO, by that NRSRO) in the highest rating category for Short-term debt obligations; (3) has been issued by a registered investment company that is a money market fund; or (4) is a "Government Security," as defined in Section 2(a)(16) of the 1940 Act. A "Second Tier Security" is an Eligible Security that is not a First Tier Security.

     Immediately after the acquisition of any security (other than a Government Security), SM&R shall confirm that the Portfolio has not invested more than 5% of its total assets in securities issued by any one issuer; provided, however, that the Portfolio may invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three (3) business days after the purchase; provided, further, that the Portfolio may not make more than one investment in accordance with the foregoing provision at any time. Immediately after the acquisition of a Second Tier Security, SM&R shall confirm that the Portfolio has not invested more than (1) the greater of 1% of its total assets or one million dollars in securities issued by that issuer that are Second Tier Securities, and (2) 5% of its total assets in securities which, when acquired were, or have become, Second Tier Securities.

PORTFOLIO TURNOVER

     Portfolio turnover for a Portfolio is calculated by dividing the lesser of annual purchases or sales of portfolio securities by the monthly average of the value of the Portfolio's portfolio securities excluding securities whose maturities at the time of purchase are one year or less. A 100% portfolio turnover rate would occur, for example, if all of the Portfolio's portfolio securities were replaced within one year. In general, it is intended that portfolio changes in the Portfolios be made as infrequently as possible, consistent with market and economic factors generally, and special considerations affecting any particular security such as the limitation of loss or realization of price appreciation at a time believed to be opportune. However, purchases and sales of portfolio securities for the Balanced Portfolio are made at such times and in such amounts as are deemed advisable in light of market, economic and other conditions, irrespective of the volume of portfolio turnover. A high rate of portfolio turnover involves corresponding greater expenses than a lower rate. A Portfolio and its shareholders must bear such higher expenses.

     The portfolio turnover rates for the Portfolios for past three fiscal years are as follows:



                    Year ended           Year ended           Year ended
                    December 31, 1996    December 31, 1997    December 31, 1998
-------------------------------------------------------------------------------
Growth Portfolio        21.24%              45.37%               25.75%
-------------------------------------------------------------------------------
Managed Portfolio       20.79%              35.08%               24.83%
-------------------------------------------------------------------------------
Balanced Portfolio      16.71%              23.02%               14.14%
-------------------------------------------------------------------------------

The Money Market Portfolio experienced no portfolio turnover because it invests only in short-term money market instruments.

     No brokerage commissions have been paid during the Portfolios' three most recent periods to any broker which is an affiliated person of the Portfolios, which is an affiliated person of a broker which is an affiliated person of the Portfolios or an affiliated person of which is an affiliated person of the Portfolios, American National, or SM&R.

MANAGEMENT OF THE COMPANY

     The Board of Directors of the Company has the responsibility for the overall management of the Company, including general supervision and review of investment activities. The directors, in turn, elect the officers of the Company who are responsible for administering day-to-day operations of the Company.

OFFICERS AND DIRECTORS OF THE COMPANY

     Information about each of the officers and directors of the Company is set forth below. Unless otherwise specifically noted, each has had the same or similar employment or position for at least the past five years. Unless otherwise indicated, the address of an officer or director is 2450 South Shore Boulevard, Suite 400, League City, Texas 77573. Directors who are deemed to be "interested persons" of the Portfolios, as defined in the 1940 Act, are indicated by an asterisk(*).


-----------------------------------------------------------------------------------------------------------------------------------
                                  POSITIONS HELD WITH THE             PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS, AND AGE            COMPANY                             PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Ernest S. Barratt, Ph.D./(1)/     Director                            Professor and Chief of Psychophysiology Laboratory, Department
Age 74                                                                of Psychiatry and Behavioral Sciences, University of Texas
Department of Psychiatry and                                          Medical Branch, a medical school and hospital system, 1981 to
Behavioral Sciences, University                                       present; Director of the SM&R Investments, Inc., an affiliated
of Texas Medical Branch,                                              investment company, 1997 to present.
Galveston, Texas  77550-2777
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. MCCROSKEY*             Director and President              President, Chief Executive Officer, Director and member of the
Age 55                            since 1994                          Executive Committee of SM&R, June 1994 to present; President and Director of the Company, June 1994 to present;
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                  POSITIONS HELD WITH THE             PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS, AND AGE            COMPANY                             PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      President and Director of SM&R Growth Fund, Inc., SM&R Equity
                                                                      Income Fund, Inc., and SM&R Balanced Fund, Inc. (hereinafter referred to as the "SM&R Equity Funds"), June 1994 to present;
                                                                      President, Chief Executive Officer, and Director of SM&R
                                                                      Investments, Inc., June 1994 to present; Executive Vice
                                                                      President, American National, 1996 to present; Senior Vice
                                                                      President, American National, 1991 to 1996; Vice President of
                                                                      Standard Life and Accident Insurance Company, 1988 to present;
                                                                      Assistant Secretary of American National Life Insurance
                                                                      Company of Texas, 1986 to present; Vice President, Investments of American National Property and Casualty Company, 1994 to
                                                                      present; Vice President, Investments of American National
                                                                      General Insurance Company, 1994 to present; Vice President,
                                                                      Pacific Property and Casualty, 1996 to present, life, health and accident insurance subsidiaries of American National; Vice
                                                                      President, Garden State Life Insurance Company, 1994 to
                                                                      present; Director and President, ANREM Corporation, 1977 to present; President and Director of ANTAC Corporation, 1995 to
                                                                      present; Director, Comprehensive Investment Services, Inc.,
                                                                      1997 to present.
-----------------------------------------------------------------------------------------------------------------------------------
ALLAN W. MATTHEWS*/(1)(2)/        Director since 1997                 Program Officer, The Moody Foundation (a charitable
Age 33                                                                foundation), April 1991 to present; Director of SM&R
7114 Youpon                                                           Investments, Inc., 1991 to present.
Galveston, Texas  77551
------------------------------------------------------------------------------------------------------------------------------------
LEA MCLEOD MATTHEWS*/(2)/         Director since 1994                 Publications Editor, National Western Life Insurance Co., 1990
Age 36                                                                to present; Associate in Customer Service Designation;
850 E. Anderson Lane                                                  Director of SM&R Investments, Inc., 1994 to present; Director
Austin, Texas 78752-1602                                              of Garden State Life Insurance Company, 1993 to present;
                                                                      Director of Kids Exchange of Austin (a non-profit
                                                                      corporation), 1996 to present; Consultant to Austin Writers
                                                                      League.
-----------------------------------------------------------------------------------------------------------------------------------
ANN MCLEOD MOODY*/(2)/            Director since 1997                 Director of Moody Gardens, Inc., 1994 to present; Director of
Age 61                                                                Bank of Galveston, National Association, 1989 to present;
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                  POSITIONS HELD WITH THE             PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS, AND AGE            COMPANY                             PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
5 Colony Park Drive                                                   Director of The Westcap Corporation, 1990 to present; Director
Galveston, Texas 77551                                                of Seal Fleet, Inc., 1972 to 1996; Director of SM&R
                                                                      Investments, Inc., 1997 to present.
----------------------------------------------------------------------------------------------------------------------------------
EDWIN K. NOLAN/(1)/               Director since 1997                 Investor and Attorney, Law Offices, Edwin K. Nolan, P. C.,
Age 55                                                                Canyon Lake, Texas, 1977 to present; Director/Owner, Canyon
#7 Mt. Lookout Drive                                                  Lake Aviation, Inc. (Aviation Service), Canyon Lake, Texas,
Canyon Lake, Texas 78133                                              1986 to present; Director/Owner, Canyon Lake Airport, Inc.
                                                                      (Airport), Canyon Lake, Texas, 1985 to 1995; Director, Hancock
                                                                      Mini Mart, Inc., 1995 to present; Director of SM&R
                                                                      Investments, Inc., 1997 to present.
----------------------------------------------------------------------------------------------------------------------------------
ROBERT V. SHATTUCK, JR.           Director since 1997                 Attorney, Law Offices of Robert V. Shattuck, Jr., Galveston,
Age 57                                                                Texas, 1986 to present; Director of SM&R Investments, Inc.,
1013 23rd Street                                                      1997 to present.
Galveston, Texas 77550
----------------------------------------------------------------------------------------------------------------------------------
JAMIE G. WILLIAMS                 Director since 1997                 Academic Language Therapist and Educational Consultant, 1974
Age 52                                                                to present; Director of The Learning Therapist Graduate
3328 Stanford                                                         Certificate Program, 1986 to 1995; Adult Assessment Clinic and
Dallas, Texas 75225                                                   Adolescent Academic Development Programs, Division of Evening,
                                                                      Summer and Continuing Studies, Southern Methodist University,
                                                                      1994 to 1995; Adjunct Instructor in Department of Psychology,
                                                                      Dedman College, Southern Methodist University, 1988 to 1995;
                                                                      Director of SM&R Investments, Inc., 1997 to present.
----------------------------------------------------------------------------------------------------------------------------------
FRANK P. WILLIAMSON               Director since 1997                 Retired; Owner of Professional Pharmacy, 1964 to 1999;
Age 66                                                                Director of SM&R Investments, Inc., 1997 to present.
301 Barracuda
Galveston, Texas 77550
----------------------------------------------------------------------------------------------------------------------------------
GORDON D. DIXON                   Vice President, Portfolio           Director, Senior Vice President, Chief Investment Officer of
Age 53                            Manager of the Growth,              SM&R and a member of the investment and executive committees
                                  Managed, and Balanced               of SM&R, 1993 to present; Vice President, Portfolio Manager of
                                  Portfolios                          the SM&R Growth Fund;
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                  POSITIONS HELD WITH THE             PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS, AND AGE            COMPANY                             PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      Portfolio Manager of the SM&R Equity Income Fund, October 1998
                                                                      to present; Portfolio Manager of the SM&R Balanced Fund,
                                                                      October 1998 to present; Vice President of Stocks for American
                                                                      National, 1993 to present; Vice President of Investments for
                                                                      Garden State Life Insurance Company, 1993 to present; Director and President, Comprehensive Investment Services, 1997 to
                                                                      present.
----------------------------------------------------------------------------------------------------------------------------------
EMERSON V. UNGER, C.L.U.          Vice President since 1983           Vice President of SM&R, SM&R Investments, Inc., and SM&R
Age 53                                                                Equity Funds since 1983.
----------------------------------------------------------------------------------------------------------------------------------
BRENDA T. KOELEMAY                Vice President and                  Vice President and Treasurer of SM&R, SM&R Investments, Inc.
Age 44                            Treasurer since 1992                and SM&R Equity Funds since 1992; Treasurer of Comprehensive
                                                                      Investment Services, Inc. since 1997.
----------------------------------------------------------------------------------------------------------------------------------
TERESA E. AXELSON                 Vice President and                  Vice President and Secretary of SM&R, the SM&R Equity Funds,
Age 51                            Secretary since 1983                and SM&R Investments, Inc. since 1983.
----------------------------------------------------------------------------------------------------------------------------------

TERRY E. FRANK                    Vice President and Portfolio        Vice President and Portfolio Manager of SM&R Investments,
Age 44                            Manager of the Money                Inc.'s Government Bond Fund since 1993; Vice President and
                                  Market Portfolio since 1998         Portfolio Manager of SM&R Investments, Inc.'s Tax Free Fund
                                                                      since 1993; Vice President and Portfolio Manager of SM&R
                                                                      Investments, Inc.'s Primary Fund since November 1998; Vice
                                                                      President and Portfolio Manager of SM&R Investments, Inc.'s
                                                                      Money Market Fund since January 1999; Member of the Fixed
                                                                      Income Investment Committee of SM&R since 1991.

----------------------------------------------------------------------------------------------------------------------------------
JOHN S. MAIDLOW                   Assistant Portfolio Manager         Assistant Portfolio Manager of SM&R Investments, Inc.'s
Age 52                            of the Money Market                 Primary Fund since November 1998; Assistant Portfolio Manager
                                  Portfolio since 1998                of SM&R Investments, Inc.'s Money Market Fund since January
                                                                      1999; trust officer with American Industries Trust Companies, from 1992 to 1996.
----------------------------------------------------------------------------------------------------------------------------------

___________________________________
* "Interested persons" as defined by the 1940 Act.
(1)  Members of the audit committee.

(2) Mr. Matthews and Ms. Matthews are children of Mrs. Ann Moody. Mrs. Moody is the wife of Robert L. Moody. (See "Control and Management of SM&R" below.)

     Directors of the Company who are affiliated with SM&R receive no compensation for attendance at Board or Committee meetings. No officer receives compensation from the Company. Officers and directors of the Company affiliated with SM&R may receive indirect compensation from the Company to the extent of underwriting commissions and investment advisory and service fees paid to SM&R.

     By resolution of the Boards of Directors, the Company pays the fees and expenses of only those directors who are not officers or employees of SM&R or the Company. During the fiscal year ended December 31, 1998, the Company paid $42,187 to such directors for fees and expenses in attending meetings of the Boards of Directors.

REMUNERATION OF DIRECTORS

     Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any Committee attended. Each director receives a fee, allocated among the funds of American National for which he serves as a director, which consists of an annual retainer component and a meeting fee component. Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 1998 for each director.

                                             Pension Or
                                             Retirement
                                              Benefits        Estimated       *Total
                                             Accrued As         Annual      Compensation
                              Aggregate        Part Of         Benefits    from All Funds
                            Compensation       Company           Upon        Managed by
     Director               from Company      Expenses        Retirement        SM&R
-----------------------------------------------------------------------------------------
Ernest S. Barratt, Ph.D.      $5,000            None             None         $8,000
-----------------------------------------------------------------------------------------
Allan W. Matthews             $5,000            None             None         $8,000
-----------------------------------------------------------------------------------------
Lea McLeod Matthews           $5,000            None             None         $8,000
-----------------------------------------------------------------------------------------
Michael W. McCroskey               -            None             None              -
-----------------------------------------------------------------------------------------
Ann McLeod Moody              $5,000            None             None         $8,000
-----------------------------------------------------------------------------------------
Edwin K. Nolan                $5,000            None             None         $8,000
-----------------------------------------------------------------------------------------
Robert V. Shattuck, Jr.       $5,000            None             None         $8,000
-----------------------------------------------------------------------------------------
Jamie G. Williams             $5,000            None             None         $8,000
-----------------------------------------------------------------------------------------
Frank P. Williamson           $5,000            None             None         $8,000
-----------------------------------------------------------------------------------------


*Mr. McCroskey serves as a director for five other funds managed by SM&R. All other directors serve on the board of one other fund managed by SM&R.


POLICY REGARDING PERSONAL INVESTING

     The following policies have been made a part of the Company's Code of Ethics.

PERSONAL INVESTING BY PORTFOLIO MANAGERS

     A portfolio manager must use extreme care to avoid even the appearance of a conflict of interest in trading in any personal account (or an account in which he has a beneficial interest). Accordingly, a portfolio manager may not trade in (or otherwise acquire) any security for his personal account if that same security is held in, or is being considered as a potential acquisition by, any of the Portfolios. Any beneficial interest in a security held by a portfolio manager must be sold at least 24 hours prior to any investment by the Portfolios. The following exceptions apply:

     1. Any beneficial interest in a security owned at the time of employment may be held or traded at any time other than within 24 hours of a trade in the Portfolios for the same or related security. Dividends in that security may be re-invested in accordance with a formal plan offered by the issuer.

     2. Any beneficial interest in a security acquired by devise or bequeath may be held or traded at any time other than within 24 hours of a trade in the Portfolios for the same or related security.

     3. Any beneficial interest in a security issued by the Government or any Agency of the United States, a State, or any political subdivision thereof may be traded or held.

     4. Any beneficial interest in a security for which a written approval is first obtained from the President and Chief Executive Officer may be traded or held.

PERSONAL INVESTING BY OTHER SM&R OFFICERS AND EMPLOYEES

     Officers and employees of SM&R other than portfolio managers may trade in (or otherwise acquire) or hold any security for his own account (or an account in which he has beneficial interest). However, the trade must not occur within 24 hours of a trade in the Portfolios for the same or related security.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of April 1, 1999, no officer or director of the Company owned shares of the Portfolios.

     As of April 1, 1999, American National and SM&R owned 96% and 4% of the outstanding shares of the Growth Portfolio; 96% and 4% of the outstanding shares of the Managed Portfolio; 93% and 7% of the outstanding shares of the Balanced Portfolio; and 93% and 7% of the outstanding shares of the Money Market Portfolio, respectively. See "Control and Management of SM&R" below.

INVESTMENT ADVISORY AND OTHER SERVICES

CONTROL AND MANAGEMENT OF SM&R

     SM&R has been the investment adviser, manager and underwriter of the Company since the Company began business in 1990. SM&R acts pursuant to a written agreement periodically approved by the directors and shareholders of the Company. SM&R is also the investment adviser, manager and underwriter of the SM&R Equity Funds and SM&R Investments, Inc. SM&R's address is 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.

     SM&R is a wholly-owned subsidiary of American National, a Texas life insurance company with its principal offices at One Moody Plaza, Galveston, Texas 77550. As of April 1, 1999, the Moody Foundation, a charitable foundation established for charitable and educational purposes, owned approximately 23.7% of American National's common stock and the Libbie S. Moody Trust, a private trust, owned approximately 37.6% of such shares. The trustees of the Moody Foundation are Robert L.

Moody, Frances Moody Newman, and Ross R. Moody. The Moody National Bank of Galveston (the "Bank") is trustee of the Libbie S. Moody Trust. Other trusts for which the Bank serves as trustee own approximately 6.2% of American National's common stock.


     The Bank's controlling stockholder is Moody Bank Holding Company, Inc. ("MBHC"). Moody Bancshares, Inc. ("Bancshares") is the sole shareholder of MBHC. As of April 1, 1999, the Three R Trusts (trusts established by Robert L. Moody for the benefit of his children) owned 100% of Bancshares' Class B stock (which elects a majority of Bancshares' and MBHC's Directors) and 49.6% of its Class A stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., who is also a director of American National and a partner in Greer, Herz & Adams, L.L.P. Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas acts as General Counsel to American National, the Bank, Bancshares, MBHC, the Company, SM&R Equity Funds, SM&R Investments, Inc., and SM&R.

     Robert L. Moody is:

     . Chairman of the Board of Directors, Chief Executive Officer, and President of American National,

     .  Chairman of the Board of Directors and Chief Executive Officer of the
        Bank,

     .  President and Director of Bancshares, and

     .  President and Director of MBHC, the Bank's controlling stockholder.

     The following persons are affiliated with the Company and SM&R in the specified capacities:

     . Michael W. McCroskey, President and Director of the Company, is also President, Chief Executive Officer, Director and a member of the executive committee of SM&R, and President and Director of the SM&R Equity Funds and SM&R Investments, Inc.;

     . Gordon D. Dixon, Vice President, Portfolio Manager of the Growth, Balanced, and Managed Portfolios, is also Director, Senior Vice President, Chief Investment Officer and a member of the investment and executive committees of SM&R; Vice President, Portfolio Manager of the SM&R Growth Fund, Inc.; and Portfolio Manager of the SM&R Equity Income Fund, Inc. and SM&R Balanced Fund, Inc.;

     . Emerson V. Unger, Vice President of the Company, is also Vice President of SM&R and Vice President of the SM&R Equity Funds and SM&R Investments, Inc.;

     . Teresa E. Axelson, Vice President and Secretary of the Company, is also Vice President and Secretary of SM&R, the SM&R Equity Funds, and SM&R Investments, Inc.; and

     . Brenda T. Koelemay, Vice President and Treasurer of the Company, is also Vice President and Treasurer of SM&R, the SM&R Equity Funds, and SM&R Investments, Inc.

INVESTMENT ADVISORY AGREEMENT

     Under an Investment Advisory Agreement (an "Advisory Agreement") between the Company and SM&R dated February 8, 1991, SM&R acts as investment adviser for and provides certain administrative services to the Company.

     As investment adviser, SM&R manages the investment and reinvestment of each Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. SM&R provides and evaluates economic, statistical and financial information to formulate and implement Portfolio investment programs. All investments are reviewed quarterly by the Board of Directors to determine whether or not such investments are within the policies, objectives and restrictions of each Portfolio.

     The Advisory Agreement will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Company, and, in either case, by the specific approval of a majority of directors who are not parties to the Advisory Agreement or not "interested" persons (as defined in the 1940 Act) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. Absent proposed changes, it is the policy of management to submit continuation of the Advisory Agreements annually only to the Company's Board of Directors for their approval or disapproval. The Advisory Agreement was most recently approved by the Board of Directors on February 19, 1998, and by the shareholders on April 1, 1992.
The Advisory Agreement may be terminated without penalty by vote of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Company, or by SM&R, upon sixty (60) days written notice and will automatically terminate if assigned.

     As used herein, the term "majority" when referring to approval to be obtained from shareholders means the vote of the lesser of (1) 67% of the Portfolio's shares present at a meeting if the owners of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Portfolio's outstanding shares.

     Under the Advisory Agreement, SM&R is paid a monthly advisory fee. The fee is computed by applying to the average daily net asset value of the Company each month one-twelfth (1/12th) of the annual rate of 0.50%. Such monthly fee is allocated among the Portfolios based on the percentage of each Portfolios' respective net assets to the total net assets of the Company.

     The average daily net asset value of each Portfolio shall be computed by adding the net asset values computed by SM&R each day during the month and dividing the resulting total by the number of days in the month. The net asset value per share of each Portfolio's shares shall be determined each day by adding the market value of its portfolio securities and other assets, subtracting liabilities and dividing the result by the number of shares outstanding. Expenses and fees of each Portfolio, including the advisory and administrative service fee, will be accrued daily and taken into account in determining net asset value. The portfolio securities of each Portfolio will be valued as of the close of trading on each day when the New York Stock Exchange is open for trading. Securities listed on national securities exchanges will be valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities will be determined on the basis of the latest bid prices therefor on such day. If no quotations are available for a security or other property, it will be valued at fair value as determined in good faith by SM&R on a consistent basis.

ADVISORY FEES PAID

     For the past three fiscal years, SM&R received investment advisory fees from each Portfolio as follows:

                    Advisory Fees for    Advisory Fees for     Advisory Fees for
                     the Year ended       the Year ended         the Year ended
                       December 31,         December 31,           December 31,
                          1996                 1997                    1998
--------------------------------------------------------------------------------
Growth Portfolio         $30,323              $46,499                 $63,214
--------------------------------------------------------------------------------
Managed Portfolio        $26,036              $40,851                 $57,632
--------------------------------------------------------------------------------
Balanced Portfolio       $19,354              $24,587                 $30,684
--------------------------------------------------------------------------------
Money Market Portfolio   $12,287              $13,299                 $16,655
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICE AGREEMENT

     Under an Administrative Service Agreement between the Company and SM&R dated February 8, 1991, SM&R provides all non-investment related management, executive, administrative and operational services to each Portfolio. Pursuant to the Administrative Service Agreement, SM&R also acts as transfer agent for the Company's authorized and issued shares and as dividend disbursing agent.

     In its capacity as administrator under the Administrative Service Agreement, SM&R furnishes and pays for the services of all officers and employees necessary to perform the executive, administrative, clerical and bookkeeping functions of the Portfolios. SM&R's duties as administrator include, among other things: administering the Portfolios' affairs; maintaining office facilities; processing purchase orders and redemption requests; furnishing statistical and research data; and providing clerical, accounting, data processing, bookkeeping and certain other services required by each Portfolio.

     In its capacity as transfer agent and dividend disbursing agent under the Administrative Agreement, SM&R's duties include, but are not limited to: dividend disbursements and transfer agency services; maintaining shareholder accounts; preparing shareholder meeting lists and mailing and tabulating proxies; mailing shareholder reports and other materials to shareholders; tax withholding; and "blue sky" related services.

     Under the Administrative Service Agreement, SM&R receives from each Portfolio an administrative service fee for providing administrative services. The fee is computed by applying to the average daily net asset value of the Company each month one-twelfth (1/12th) of the annual rate of 0.25%. Such monthly fee is allocated among the Portfolios based on the percentage of each Portfolios' respective net assets to the total net assets of the Company. The administrative service fee is payable to SM&R whether or not the actual expenses to SM&R for providing administrative services is more or less than the amount of such fee.

     For the past three fiscal years, SM&R received administrative service fees pursuant to the Administrative Service Agreement from each Portfolio as follows:


                 Administrative Service      Administrative Service      Administrative Service
                       Fees for                    Fees for                    Fees for
                     the Year ended             the Year ended              the Year ended
                       December 31,               December 31,                December 31,
                          1996                       1997                         1998
-------------------------------------------------------------------------------------------
Growth Portfolio         $15,161                    $23,249                      $31,607
-------------------------------------------------------------------------------------------
Managed Portfolio        $13,018                    $20,425                      $28,816
-------------------------------------------------------------------------------------------
Balanced Portfolio       $ 9,677                    $12,294                      $15,342
-------------------------------------------------------------------------------------------
Money Market Portfolio   $ 6,143                    $ 6,650                      $ 8,328
-------------------------------------------------------------------------------------------

EXPENSES BORNE BY THE PORTFOLIOS

     The Company has agreed to pay other expenses incurred in the operation of the Company, such as interest, taxes, commissions, and other expenses incidental to portfolio transactions, SEC fees, fees of the Custodian (see "Custodian" herein), auditing and legal expenses and fees and expenses of qualifying Company shares for sale and maintaining such qualifications under the various state securities laws where Company shares are offered for sale, fees and expenses of directors not affiliated with SM&R, costs of maintaining corporate existence, costs for printing and mailing prospectuses and shareholder reports to existing shareholders and expenses of shareholders' meetings.

     SM&R has agreed in its Administrative Service Agreement with the Company to pay (or to reimburse the Company for) the Company's regular operating expenses of any kind, exclusive of interest, taxes, commissions, and other expenses incidental to portfolio transactions (and, with the prior approval of any state securities commissioner deemed by the Company's counsel to be required by law, extraordinary expenses beyond SM&R's control), but including the advisory fee, in excess of 1.50% per year of the Company's average daily net assets.

     SM&R intends to voluntarily reimburse the Growth Portfolio and the Money Market Portfolio for expenses in excess of 0.87%; the Balanced Portfolio for expenses in excess of 0.90% and the Managed Portfolio for expenses in excess of 0.93%, of each of such Portfolio's average daily net assets. Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time without notice to investors. Such reimbursement obligation is more restrictive than required by California, the only State having an expense reimbursement provision applicable to the Company. Such reimbursements, when required, will be made monthly.

     For the years ended December 31, 1996, 1997 and 1998, expense reimbursements made to each Portfolio were: Growth Portfolio $23,213, $20,044, and $19,150; Managed Portfolio $10,783, $13,886, and $8,529; Balanced Portfolio $22,510, $19,877, and $22,488; and Money Market Portfolio $8,646, $9,686, and
$19,062, respectively.

     In practice, American National reimburses SM&R for all Portfolio expenses that SM&R waives or reimburses.

     Each daily charge for the fees is divided among each of the Portfolios in proportion to their net assets on that day.

     SM&R has entered into a Service Agreement with American National pursuant to which American National will furnish certain services and facilities required by SM&R from time to time for the conduct of its business. Such services will not include investment advice or personnel. SM&R will reimburse American National for the costs of such services.


UNDERWRITER

     SM&R serves as the principal underwriter of the Company's shares and continuously offers and sells the shares to insurance company separate accounts. SM&R does not receive any additional compensation for its services as an underwriter.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     SM&R, which supervises each Portfolio's investments, is responsible for effecting portfolio transactions through eligible securities brokers and dealers, subject to the general supervision of the Board of Directors. Investment decisions are made by an Investment Committee of SM&R, and orders are placed by persons supervised by that committee.

     SM&R is responsible for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the Portfolio. The Money Market Portfolio, on the other hand, will not normally incur any brokerage commissions. Fixed income securities, as well as equity securities traded in the Over-The-Counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid. The Company may not engage in any transactions in which SM&R or its affiliates act as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

     There is no arrangement or intention to place orders with any specific broker or group of brokers. The paramount factors considered by SM&R in placing orders are efficiency in the execution of orders and obtaining the most favorable prices for the Portfolio in both purchases and sales of portfolio securities. In seeking the best prices and executions, purchases and sales of securities which are not listed or traded on a securities exchange are generally executed with a principal market maker acting as principal. SM&R evaluates the brokerage fees paid by the Portfolio to any affiliated person by comparing such fees to those paid by other investment companies for similar transactions as reported in various industry surveys.

     Whenever the primary consideration of best price and best execution is met to the satisfaction of SM&R, the brokers and dealers selected will include those who provide supplementary statistical and research services. Such research services include advice as to the advisability of investing in, purchasing or selling securities, as well as analyses and reports concerning securities, economic factors and trends. Such services and information may be used by SM&R in servicing any fund it manages. Not all of these services or information are always used by SM&R in connection with the Portfolios. While SM&R is able to fulfill its obligation to each Portfolio without such information, its expenses might be materially increased if it had to obtain and assemble such information through its staff. However, the value of such information is not determinable. SM&R also uses such information when rendering investment advisory services to the SM&R Equity Funds, SM&R Investments, Inc., and to American National and its other accounts.

     SM&R will authorize each Portfolio to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer. Generally, the Portfolios pay higher than the lowest commission rates available.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, and subject to seeking the best price and execution, each Portfolio may give consideration to sales of shares of each Portfolio as a factor in the selection of brokers and dealers to execute Portfolio transactions.

     For the years ended December 31, 1996, 1997, and 1998, SM&R paid brokerage fees on the purchase and sale of portfolio securities for the Company of $11,495, $35,534, and $35,608, respectively. No brokerage commissions have been paid during the three most recent fiscal years to: (i) any broker that is an affiliated person of the Company or an affiliated person of that person; or (ii) any broker an affiliated person of which is an affiliated person of the Company or SM&R.

     The Company, the SM&R Equity Funds, and SM&R Investments, Inc., for which SM&R is also investment adviser, may own securities of the same companies from time to time. However, each fund's portfolio security transactions will be conducted independently, except when decisions are made to purchase or sell portfolio securities of the Company, the SM&R Equity Funds, and SM&R Investments, Inc., simultaneously. In such event, the transactions will be averaged as to price and allocated as to amount (according to the proportionate share of the total combined commitment) in accordance with the daily purchase or sale orders actually executed.

     The Company's Board of Directors has determined that such ability to effect simultaneous transactions may be in the best interests of each Portfolio. It is recognized that in some cases these practices could have a detrimental effect upon the price and volume of securities being bought and sold by the Portfolios, which in other cases these practices could produce better executions.

FUND SHARES

CAPITAL STOCK

     The authorized Capital Stock of the Company consists of Two Billion (2,000,000,000) shares, par value $.01 per share. The shares of Capital Stock are divided into four portfolios: Growth Portfolio Capital Stock (115,000,000 shares); Money Market Portfolio Capital Stock (1,050,000,000 shares); Balanced Portfolio Capital Stock (115,000,000 shares); and Managed Portfolio Capital Stock (120,000,000 shares).

     Prior to the Company's offering of any shares to the Separate Accounts, SM&R provided the Company with initial capital by purchasing 100,000 shares of each Portfolio at a purchase price of $1.00 per share. In addition, American National purchased 1,750,000 shares of each Portfolio at a price of $1.00 per share. Such shares were acquired by American National in connection with the formation of the Company, were acquired for investment and can be disposed of only by redemption. Both SM&R's and American National's shares will be redeemed only when permitted by the 1940 Act and when the other assets of the Portfolios are large enough that such redemption will not have a material adverse effect upon investment performance. SM&R and American National will vote their shares in the same manner and in the same proportion as the other shares held in the Separate Accounts are voted. The Company will offer all other shares only to the Separate Accounts.

     The assets received by the Company for the issuance or sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Portfolio. They constitute the underlying assets of each Portfolio, are required to be segregated on the books of account and are to be charged with the expenses of such Portfolio. Any general expenses not readily identifiable as belonging to a particular Portfolio shall be allocated among all Portfolios by or under the direction of the directors in such manner as the directors determine to be fair and equitable.

     All shares, when issued, will be fully paid and non-assessable, will have no conversion, exchange, preemptive, or other subscription rights, will be freely transferable and redeemable, and will have one vote and equal rights to share in dividends and assets. Cumulative voting is not authorized. With respect to election of directors, non-cumulative voting means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose, and in such event, holders of the remaining shares will not be able to elect any directors.

     Each share of capital stock represents an interest in the assets of a particular Portfolio and has no interest in the assets of any other Portfolio. Shares of a Portfolio are equal with respect to distributions from income and capital gains, except as described below. In the event of liquidation, each share of a Portfolio is entitled to an equal portion of all the assets of that Portfolio after all debts and expenses have been paid.

VOTING RIGHTS

     The voting rights of Contract owners, and limitations on those rights, are explained in the accompanying prospectuses for the Contracts. American National, as the owner of the assets in the Separate Accounts, is entitled to vote all of the shares of the Company, but it will generally do so in accordance with the instructions of Contract owners. American National has agreed to vote shares of the Company held in the Separate Accounts for which no timely voting instructions from Contract owners are received, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. A meeting may be called by the Board of Directors in their discretion or by Contract owners holding at least ten (10%) percent of the outstanding shares of any Portfolio. Contract owners will receive assistance in communicating with other Contract owners in connection with the election or removal of directors similar to the provisions contained in Section 16(c) of the 1940 Act. Under certain circumstances, however, American National may disregard voting instructions received from Contract owners. For additional information describing how American National will vote the shares of the Company, see "VOTING RIGHTS" in the accompanying prospectuses for the Contracts.

PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASING AND REDEEMING SHARES

     Shares of each Portfolio are sold only to the corresponding subaccount of the Separate Accounts. Shares are sold and redeemed at their net asset value as next determined following receipt of a net premium or a surrender request by American National without the addition of any selling commission or sales load or redemption charge. The redemption price may be more or less than the shareholder's cost.

     The Portfolios' shares are also sold and redeemed as a result of transfer requests, loans, loan repayments and similar Separate Account transactions, in each case without any sales load or commission and at the net asset value per share computed for the day as of which such Separate Account's transactions are effected.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Portfolio is determined by adding the value of all Portfolio assets, deducting all Portfolio liabilities and dividing by the number of outstanding shares of such Portfolio. Expenses and fees of each Portfolio, including the advisory fee and the expense limitation reimbursement, if any, are accrued daily and taken into account in determining net asset value. The portfolio securities of the Portfolios are valued as of the close of trading on each day when the New York Stock Exchange is open for trading. Securities listed on national securities exchanges are valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities is determined on the basis of the latest bid prices therefor on such day. If no quotations are available for a security or other property, it is valued at fair value as determined in good faith by the Board of Directors (or their delegate) on a consistent basis.

     The right of redemption is subject to suspension and payment postponed during any period when the New York Stock Exchange is closed other than customary weekend or holiday closings, or during which trading on such Exchange is restricted; for any period during which an emergency exists, as a result of which disposal by a Portfolio of its securities is not reasonably practicable or it is not reasonably practicable for a Portfolio to fairly determine the value of its net assets; or for such other periods as the SEC has by order permitted such suspension for the protection of a Portfolio's security holders.

MONEY MARKET PORTFOLIO

     All Money Market Portfolio securities are valued by the basis of the amortized cost valuation technique. This involves valuing a security at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market instrument. During periods of declining interest rates, the daily yield on shares of the Money Market Portfolio may tend to be higher than a like computation made by funds with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Market Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund with identical investments utilizing solely market values, and existing investors in the Money Market Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

     The valuation of the Money Market Portfolio instruments based upon their amortized cost is subject to the Portfolio's adherence to certain conditions with respect to its operation. The Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having remaining maturities of one year or less only, and invest only in securities determined by the directors to be of high quality with minimal credit risks.

     The Money Market Portfolio follows procedures established by the directors that are designed to stabilize, to the extent reasonably possible, the Money Market Portfolio price per share as computed for the purpose of sales and redemptions at $1.00. There can be no assurance that the Money Market Portfolio will at all times be able to maintain a continuous $1.00 net asset value per share. Procedures to be followed will include review of the Money Market Portfolio's holdings by the directors at such intervals as it may deem appropriate to determine whether the Money Market Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the directors determine that such a deviation exists, it must take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a net asset value per share by using available market quotations.

GROWTH, BALANCED, AND MANAGED PORTFOLIO

     The value of these Portfolios' securities is determined by one or more of the following methods:

     . The securities traded on the New York Stock Exchange ("NYSE") or American Stock Exchange ("ASE") are valued at the closing sale price on that day, or if there were no sales during the day, at the last previous sale or bid price reported.

     . The securities which are not listed on the NYSE or ASE, but are listed on other national securities exchanges, are valued in a manner similar to that described in the preceding paragraph, using values reported by the principal exchange on which the securities are traded, except that the prices are taken at the time trading closes on the NYSE.

     .    Over-The-Counter securities are valued at the bid prices.

     . Debt securities having maturities of 60 days or less are valued using the amortized cost technique. Debt securities with maturities in excess of 60 days are valued on the basis of prices provided by an independent pricing service or brokers. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential.

     . Securities in corporate short-term notes are valued at cost plus amortized discount, which approximates market value. If no quotations are available, securities and all other assets are valued in good faith at fair value, using the methods determined by the directors on a consistent basis.

TAX STATUS

SUBCHAPTER M

     Each Portfolio is a separate entity for federal income tax purposes and each Portfolio has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Each Portfolio intends to distribute all of its net investment income and net realized capital gains to shareholders in a timely manner. Therefore, it is not expected that any Portfolio will be required to pay federal income taxes.

     In order to qualify as a regulated investment company, each Portfolio must meet several requirements. These requirements include the following: (1) at least 90% of the Portfolio's gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived in connection with the Portfolio's investment business and (2) at the close of each quarter of the Portfolio's taxable year, (a) at least 50% of the value of the Portfolio's assets must consist of cash, United States Government securities, securities of other regulated investment companies and other securities (limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Portfolio's assets may be invested in the securities of any issuer (other than United States Government Securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are determined to be engaged in similar or related trades or businesses.

SECTION 817(H)

     Each Portfolio intends to comply with Section 817(h) of the Code and the regulations issued thereunder. Pursuant to that Section, the only shareholders of the Company and its Portfolios will be SM&R, American National, and the Separate Accounts. The prospectus that describes the variable insurance policies issued through the Separate Accounts provides additional discussion of the taxation of the Separate Accounts and of the owner of the variable insurance policy.

     In addition, Section 817(h) of the Code and Treasury Department temporary regulations thereunder impose certain diversification requirements on the Separate Accounts. These requirements, which are in addition to the diversification requirements applicable to the Portfolios under Subchapter M and the 1940 Act, may affect the securities in which the Portfolios may invest. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the insurance company offering the variable insurance policy and immediate taxation of the owner of the policy to the extent of appreciation on investment under the policy.

     The Secretary of the Treasury is expected to issue additional regulations that will prescribe the circumstances in which a policyowner's control of the investments of the Separate Accounts may cause the policyowner, rather than American National, to be treated as the owner of the assets of the Separate Accounts.

     The Company may therefore find it necessary to take action to assure that the variable insurance policies continue to qualify as a variable insurance policy under federal tax laws. The Company, for example, may be required to alter the investment objectives of any Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the SEC, to the extent legally required.

     THE PRECEDING IS A BRIEF SUMMARY OF SOME OF THE RELEVANT TAX
CONSIDERATIONS. IT IS NOT INTENDED AS A COMPLETE EXPLANATION OR A SUBSTITUTE FOR CAREFUL TAX PLANNING AND CONSULTATION WITH INDIVIDUAL TAX ADVISORS.

CUSTODIAN

     The cash and securities of the Company are held by SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, pursuant to a Custodian Agreement dated August 1, 1995. As custodian, SM&R will hold and administer the Company's cash and securities and maintain certain financial and accounting books and records as provided for in such Custodian Agreement. The compensation paid to the Custodian is paid by the Company and is based upon and varies with the number, type and amount of transactions conducted by the Custodian.

     SM&R has entered into a sub-custodial agreement with Moody National Bank of Galveston (the "Bank") effective August 1, 1995. Under the sub-custodian agreement, the cash and securities of the Company will be held by the Bank which will be authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities of the Company held by it on behalf of SM&R for the Company.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

     SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, is the transfer agent and dividend paying agent for the Company, the SM&R Equity Funds, and SM&R Investments, Inc. (See "Administrative Service Agreement" herein.)

COUNSEL AND AUDITORS

     The Company's General Counsel is Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas 77550. Tait, Weller & Baker, 8 Penn Center, Philadelphia, PA 19103, is the Company's independent auditor and performs annual audits of the Company's financial statements.

FINANCIAL STATEMENTS

Audited financial statements dated December 31, 1998 are attached as "Exhibit 1."

PERFORMANCE AND ADVERTISING DATA

     A Portfolio's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Portfolio and market conditions. A shareholder's investment in a Portfolio is not insured or guaranteed. These factors should be carefully considered by the investor before making any investment in any Portfolio.

     Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. Performance information for each Portfolio may be compared in advertisements, sales literature, shareholder reports or other communications to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and to other investment products tracked by Lipper Analytical Services, Lehman Brothers or Morningstar. Each Portfolio's performance may be quoted in advertising in terms of yield or total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph or similar illustration for each of the Portfolios.

     Each Portfolio's yield and total return fluctuate in response to market conditions and other factors. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

     Total returns and yields quoted for the Portfolios include each Portfolio's expenses and charges and expenses attributable to the American National Variable Universal Life and Variable Annuity

Separate Accounts. Inclusion of the variable universal life and variable annuity separate account charges have the effect of reducing each Portfolio's performance quoted for the product. When reviewing performance, you should keep in mind the effect the inclusion or exclusion of the variable products charges have on performance quoted when comparing the performance of the Portfolios with other portfolios or funds.

     An investor should keep in mind when reviewing performance that past performance of a Portfolio is not indicative of future results, but is an indication of the return to the investor only for the limited historical period.

MONEY MARKET PORTFOLIO--YIELD

     The Money Market Portfolio will attempt, consistent with safety of principal, to achieve the highest possible yield from its investments. The Money Market Portfolio's yield is its current investment income expressed in annualized terms. Yield quotations for the Money Market Portfolio will include an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period. Yield quotations are calculated by (1) determining the net change (exclusive of capital changes and income other than investment income) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, (2) dividing the difference by the value of the account at the beginning of the base period to get the base period return, then (3) multiplying the base period return by the quotient obtained by dividing 365 by 7. The resulting yield figure is carried to the nearest hundredth of one percent.

     The Money Market Portfolio's effective yield for a specified seven-calendar-day period is computed by (1) determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, (2) subtracting a hypothetical charge reflecting deductions from shareholder accounts; (3) dividing the difference by the value of the account at the beginning of the base period to get the base period return, and then (4) compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result according to the following formula: EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)/356/7/]-1. The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculations include (1) the value of additional shares purchased with dividends declared on the original shares and dividends declared on both the original shares and any additional shares, and (2) all fees (other than nonrecurring fees or sales charges) charged to all shareholder accounts, in proportion to the length of the base period and the Money Market Portfolio's average account size. The calculations do not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. Income other than investment income is excluded. The yield computation may be of limited use for comparative purposes as charges at the account level will decrease the yield. The amount or specific rate of any nonrecurring sales charge not included in the calculation of yield will be disclosed.

     Current and compounded yields fluctuate daily and will vary with factors such as interest rates, the quality and length of maturities and the type investments in the Money Market Portfolio's portfolio. Neither principal nor interest is insured or guaranteed.

TOTAL RETURN

     Standardized total returns quoted in advertising and sales literature reflect all aspects of a Portfolio's return, including the effect of reinvesting dividends and capital gain distributions, any change in the Portfolio's net asset value per share over the period and maximum sales charge, if any, applicable to purchases of the Portfolio's shares.

     Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Portfolio's performance had been constant over the entire period. Because average annual returns tend to even out variations in a Portfolio's return, investors should recognize that such returns are not the same as actual year-by-year results.

     The average annual total returns for the Portfolios for the periods ended December 31, 1998 are:

                                                              Since Inception
                           Past One Year   Past Five Years  on February 20, 1990
--------------------------------------------------------------------------------
Growth Portfolio               18.62%          18.34%            13.43%
--------------------------------------------------------------------------------
Managed Portfolio              15.85%          16.56%            12.73%
--------------------------------------------------------------------------------
Balanced Portfolio             16.58%          13.84%            10.12%
--------------------------------------------------------------------------------
Money Market Portfolio          4.65%           4.50%             4.36%
--------------------------------------------------------------------------------

     The average annual total return figures for the Portfolios are computed for a class according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                P(1 + T)/n/ = ERV

Where  P     =       a hypothetical initial payment of $1,000;
       T     =       average annual total return;
       n     =       number of years; and
       ERV   =       Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-or 10-year periods at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions. The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The ERV assumes the deduction of all nonrecurring charges deducted at the end of each period.

     Yield and total return figures are based on historical earnings and are not intended to indicate future performances. A Portfolio's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Portfolio and market conditions. A shareholder's investment in a Portfolio is not insured or guaranteed. These factors should be carefully considered by the investor before making any investment in any Portfolio.

--------------------------------------------------------------------------------
APPENDIX

(Description of Ratings Used in Prospectus and Statement of Additional Information)
--------------------------------------------------------------------------------

BOND RATINGS

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S LONG-TERM BOND (BONDS THAT EXTEND LONGER THAN ONE YEAR) RATING:

AAA       An obligation rated "AAA" has the highest rating assigned by Standard
        & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA        An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A         An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB       An obligation rated "BBB" exhibits adequate protection parameters.
        However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB        An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B         An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

DESCRIPTION OF MOODY'S INVESTOR'S SERVICE, INC.'S LONG-TERM BOND (BONDS THAT EXTEND LONGER THAN ONE YEAR) RATINGS:

Aaa       Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa        Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A         Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa       Bonds which are rated "Baa" are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba        Bonds which are rated "Ba" are judged to have speculative elements;
        their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B         Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

DESCRIPTION OF FITCH IBCA BOND RATINGS:

AAA       Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA        Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A         High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB       Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

COMMERCIAL PAPER RATINGS

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S THREE HIGHEST COMMERCIAL PAPER
RATINGS:

A-1       This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2       Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3       Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S THREE HIGHEST COMMERCIAL PAPER
RATINGS:

Prime-1   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        .  Leading market positions in well-established industries.
        .  High rates of return on funds employed.
        . Conservative capitalization structure with moderate reliance on debt and ample asset protection.
        . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
        . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

DESCRIPTION OF FITCH IBCA SHORT-TERM DEBT RATINGS (INCLUDING COMMERCIAL PAPER):

F1        Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added "v" to denote any exceptionally strong credit feature.

F2        Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3        Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B         Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Description of Duff & Phelp's highest commercial ratings:

High Grade

D-1+          Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1           Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1-          High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Good Grade

D-2           Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DESCRIPTION OF THOMSON BANKWATCH, INC.'S TWO HIGHEST COMMERCIAL RATINGS:

TBW-1         The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2         The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

PREFERRED STOCK RATING

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S PREFERRED STOCK RATING:

AAA           This is the highest rating that may be assigned by Standard &
            Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA            A preferred stock issue rated "AA" also qualifies as a high-
            quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelmingly as for issues rated "AAA."

A             An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB           An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB, B, CCC  Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S PREFERRED STOCK RATING:

aaa           An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa            An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a             An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa           An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba            An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b             An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.


EXHIBIT 1
SCHEDULE OF INVESTMENTS  December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO

COMMON STOCK                                  SHARES      VALUE        COMMON STOCK                              SHARES     VALUE
AUTO & TRUCK MANUFACTURERS-2.24%                                       DIVERSIFIED-2.19%
DaimlerChrysler AG *                          1,247    $ 119,790       AlliedSignal, Incorporated                 3,200   $ 141,800
Ford Motor Company                            1,500       88,031       Coltec Industries, Incorporated*           5,600     109,200
General Motors Corporation                    2,000      143,125       U.S. Industries, Incorporated              5,000      93,125
                                                       ---------                                                          ---------
                                                         350,946                                                            344,125
BANKS-5.32%                                                            DRUGS-7.61%
Banc One Corporation                          3,300      168,506       Bristol-Myers Squibb Company               2,000     267,625
BankAmerica Corporation                       2,000      120,250       Merck & Company, Incorporated              1,000     147,687
Comerica, Incorporated                        1,350       92,053       Pfizer, Incorporated                       3,200     401,400
Dime Bancorp, Incorporated                    7,000      185,062       Schering-Plough Corporation                4,800     265,200
First Union Corporation                       1,600       97,300       Warner-Lambert Company                     1,500     112,781
Morgan (J.P.) & Company                         500       52,531                                                          ---------
Wells Fargo Company                           3,000      119,813                                                          1,194,693
                                                       ---------
                                                         835,515       ELECTRICAL EQUIPMENT-3.00%
BEVERAGES-2.51%                                                        General Electric Company                   3,700     377,631
Anheuser-Busch Companies, Incorporated        6,000      393,750       York International Corporation             2,300      93,869
                                                                                                                          ---------
CHEMICALS-2.33%                                                                                                             471,500
Cabot Corporation                               800       22,350
Hercules, Incorporated                        2,600       71,175       ELECTRONICS/INSTRUMENTS-0.77%
Monsanto Company                              3,500      166,250       Avnet, Incorporated                        2,000     121,000
Praxair, Incorporated                         3,000      105,750
                                                       ---------       ENVIRONMENTAL-0.47%
                                                         365,525       Waste Management, Incorporated             1,595      74,367


COMMUNICATION EQUIPMENT-4.48%                                          EXPLORATION & DRILLING-1.07%
Ascend Communications, Incorporated*          4,500      295,875       Global Marine Incorporated*                2,500      22,969
Lucent Technologies, Incorporated             2,800      308,000       Tidewater, Incorporated                    3,500      81,156
Northern Telecom Limited                      2,000      100,250       Union Pacific Resources Group, Inc.        7,000      63,438
                                                       ---------                                                         ----------
                                                         704,125                                                            167,563

COMPUTER RELATED-2.38%                                                 FINANCIAL SERVICES-2.30%
Cisco Systems, Incorporated*                  2,550      236,672       Associates First Capital Corporation         786      33,307
Sun Microsystems, Incorporated*               1,600      137,000       Countrywide Credit Industries, Inc.        3,000     150,563
                                                       ---------       Morgan Stanley, Dean Witter, Discover
                                                         373,672        and Company                               1,000      71,000
                                                                       Reliance Group Holdings, Incorporated      8,200     105,575
COMPUTER SOFTWARE-9.26%                                                                                                    --------
BMC Software, Incorporated*                   3,200      142,600                                                            360,445
HBO & Company                                 4,000      114,750       FOOD PRODUCERS-3.44%
MAPICS, Incorporated*                         5,000       82,500       ConAgra, Incorporated                      3,000      94,500
Microsoft Corporation*                        3,900      540,881       IBP, Incorporated                          2,500      72,812
Network Associates, Incorporated*             3,000      198,750       Interstate Bakeries Corporation            4,500     118,969
Novell, Incorporated*                        12,000      217,500       McCormick & Company, Incorporated          2,000      67,625
Synopsys, Incorporated*                       2,900      157,325       Tyson Foods, Incorporated                  3,600      76,500
                                                       ---------       Universal Foods Corporation                4,000     109,750
                                                       1,454,306                                                          ---------
CONSTRUCTION-0.55%                                                                                                          540,156
Centex Corporation                            1,900       85,619       FOOD RETAILERS-1.96%
                                                                       Albertson's, Incorporated                  1,300      82,794
                                                                       Safeway, Incorporated*                     3,700     225,469
COSMETICS/TOILETRIES-1.16%                                                                                                ---------
Procter & Gamble Company                      2,000      182,625                                                            308,263
                                                                       FURNITURE/APPLIANCES-0.35%
                                                                       Whirlpool Corporation                      1,000      55,375

SCHEDULE OF INVESTMENTS  December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO, CONTINUED

COMMON STOCK                                  SHARES      VALUE        COMMON STOCK                              SHARES     VALUE
INSURANCE COMPANIES-3.76%                                              PHOTOGRAPHY/IMAGING-2.63%
American General Corporation                 2,000     $ 156,000       Xerox Corporation                      3,500    $   413,000
CIGNA Corporation                            2,100       162,356
Citigroup, Incorporated                      5,500       272,250       PRINTING/PUBLISHING-0.44%
                                                       ---------       Banta Corporation                      2,500         68,438
                                                         590,606
LEISURE TIME-0.63%                                                     PROFESSIONAL SERVICE-0.97%
Brunswick Corporation                        4,000        99,000       Service Corporation International      4,000        152,250


MACHINERY/EQUIPMENT-1.97%                                              RETAIL - GENERAL-2.30%
Deere & Company                              2,000        66,250       Federated Department Stores, Inc.*     2,600        113,262
Flowserve Corporation                        3,500        57,969       J. C. Penney Company, Incorporated     5,300        248,437
Foster Wheeler Corporation                   1,000        13,187                                                        ----------
Pall Corporation                             6,800       172,125                                                           361,699
                                                       ---------       RETAIL - SPECIALTY-2.49%
                                                         309,531       Group 1 Automotive, Incorporated*     10,000        260,000
MEDICAL PRODUCTS/SUPPLIES-3.68%                                        Officemax, Incorporated*               4,300         52,675
Abbott Laboratories                          2,000        98,000       Tiffany & Company                      1,500         77,812
Beckman Coulter, Incorporated                2,000       108,500                                                        ----------
Bergen Brunswig Corporation (Class A)        5,000       174,375                                                           390,487
Biomet, Incorporated                         4,900       197,225       SEMICONDUCTORS-2.34%
                                                       ---------       Intel Corporation                      3,100        367,544
                                                         578,100
MEDICAL SERVICES-2.63%                                                 STEEL-1.52%
Aetna, Incorporated                          2,000       157,250       Allegheny Teledyne, Incorporated       4,000         81,750
PacifiCare Health Systems,                                             LTV Corporation                       15,000         87,187
 Incorporated (Class B)*                     1,600       127,200       USX-U. S. Steel Group                  3,000         69,000
United Healthcare Corporation                3,000       129,188                                                        ----------
                                                       ---------                                                           237,937
                                                         413,638       TELECOM - CELLULAR-0.64%
METALS & MINING-0.50%                                                  U S West, Incorporated                 1,554        100,427
Kinross Gold Corporation*                   33,616        77,737
                                                                       TELEPHONE-1.36%
NATURAL GAS-1.09%                                                      Alltel Corporation                     2,000        119,625
Enron Corporation                            3,000       171,188       MediaOne Group, Incorporated*          2,000         94,000
                                                                                                                        ----------
OIL DOMESTIC-2.05%                                                                                                         213,625
Amoco Corporation                            2,000       120,750       TRUCKING & SHIPPING-1.25%
Kerr-McGee Corporation                       2,100        80,325       Republic Services, Inc. (Class A)*     5,400         99,563
Murphy Oil Corporation                         800        33,000       USFreightways Corporation              3,300         96,113
Unocal Corporation                           3,000        87,563                                                        ----------
                                                       ---------                                                           195,676
                                                         321,638
OIL INTERNATIONAL-4.01%                                                        TOTAL COMMON STOCK-90.18%                14,159,484
Chevron Corporation                          1,000        82,937                               (Cost $10,124,834)       ----------
Elf Aquitaine ADR                            3,000       169,875
Royal Dutch Petroleum Company                5,000       239,375       COMMERCIAL PAPER                     FACE
Schlumberger Limited                         3,000       138,375                                            AMOUNT
                                                       ---------
                                                         630,562       CHEMICAL-SPECIALTY-1.67%
PAPER/FOREST PRODUCTS-0.53%                                            Eastman Kodak Company, 5.50%,
Caraustar Industries, Incorporated           2,900        82,831        01/12/99                           $262,000        261,559

                                                                       ENERGY-MISCELLANEOUS-2.11%
                                                                       Penn Fuel Corporation, 6.00%,
                                                                        01/04/99                            332,000        331,833


SCHEDULE OF INVESTMENTS  December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

GROWTH PORTFOLIO, CONTINUED


COMMERCIAL PAPER                                                  FACE        VALUE
                                                                 AMOUNT
UTILITY - MISCELLANEOUS-5.86%
Empire District Electric Company, 6.60%, 01/08/99              $722,000      $721,073
Orange & Rockland Utilities, Incorporated, 6.20%, 01/06/99      200,000       199,828
                                                                          -----------
                                                                              920,901
                                                                          -----------
                        TOTAL COMMERCIAL PAPER-9.64%
                                   (Cost $1,514,293)                        1,514,293
                                                                          -----------
                            TOTAL INVESTMENTS-99.82%
                                  (Cost $11,639,127)                       15,673,777
       CASH AND OTHER ASSETS, LESS LIABILITIES-0.18%                           28,152
                                                                          -----------
                                  NET ASSETS-100.00%                      $15,701,929
                                                                          ===========


ABBREVIATIONS
ADR-American Depository Receipt
*-Non-income producing securities



See notes to financial statements.



SCHEDULE OF INVESTMENTS  December 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
MANAGED PORTFOLIO

COMMON STOCK                                  SHARES      VALUE        COMMON STOCK                              SHARES     VALUE

AUTO & TRUCK MANUFACTURERS-1.17%                                       ELECTRICAL EQUIPMENT-3.32%
DaimlerChrysler AG*                            436     $  41,883       Emerson Electric Company                1,000     $  60,500
Ford Motor Company                           1,318        77,350       General Electric Company                3,500       357,219
General Motors Corporation                     800        57,250       York International Corporation          2,000        81,625
                                                       ---------                                                         ---------
                                                         176,483                                                           499,344
BANKS-7.14%                                                            ELECTRIC POWER-0.97%
Banc One Corporation                         2,750       140,422       Allegheny Energy, Incorporated            800        27,600
BankAmerica Corporation                      2,000       120,250       DTE Energy Company                      2,000        85,750
Comerica, Incorporated                       3,000       204,563       UtiliCorp United, Incorporated            900        33,019
Dime Bancorp, Incorporated                   4,000       105,750                                                         ---------
First Union Corporation                      2,400       145,950                                                           146,369
Fleet Financial Group, Incorporated          3,568       159,445       ELECTRONICS/INSTRUMENTS-1.01%
Morgan (J.P.) & Company                        500        52,531       Avnet, Incorporated                     2,500       151,250
TCF Financial Corporation                    6,000       145,125
                                                       ---------       ENVIRONMENTAL-0.45%
                                                       1,074,036       Waste Management, Incorporated          1,450        67,606
BEVERAGES-1.96%
Anheuser-Busch Companies, Incorporated       4,500       295,312       EXPLORATION & DRILLING-1.05%
                                                                       Global Marine Incorporated*             1,600        14,700
CHEMICALS-2.10%                                                        Tidewater, Incorporated                 3,900        90,431
Goodrich (B.F.) Company                      5,000       179,375       Union Pacific Resources Group, Inc.     5,846        52,979
Hercules, Incorporated                       2,300        62,962                                                         ---------
Praxair, Incorporated                        2,100        74,025                                                           158,110
                                                       ---------       FINANCIAL SERVICES-2.21%
                                                         316,362       Associates First Capital Corporation      690        29,239
COMMUNICATIONS EQUIPMENT-4.18%                                         Countrywide Credit Industries, Inc.     2,800       140,525
Ascend Communications, Incorporated*         4,125       271,219       Morgan Stanley, Dean Witter,
Lucent Technologies, Incorporated            2,700       297,000        Discover and Company                   1,000        71,000
Northern Telecom Limited                     1,200        60,150       Reliance Group Holdings, Incorporated   7,100        91,412
                                                       ---------                                                         ---------
                                                         628,369                                                           332,176
COMPUTER RELATED-4.99%                                                 FOODS PRODUCERS-2.88%
Cisco Systems, Incorporated*                 2,550       236,672       ConAgra, Incorporated                   4,000       126,000
Sun Microsystems, Incorporated*              6,000       513,750       IBP, Incorporated                       4,500       131,062
                                                       ---------       Interstate Bakeries Corporation         4,100       108,394
                                                         750,422       McCormick & Company, Incorporated       2,000        67,625
COMPUTER SOFTWARE-7.32%                                                                                                  ---------
HBO & Company                                2,100        60,244                                                           433,081
MAPICS, Incorporated*                        5,000        82,500       FOODS RETAILERS-2.01%
Microsoft Corporation*                       3,800       527,013       Albertson's, Incorporated               1,500        95,531
Network Associates, Incorporated*            2,850       188,813       Safeway, Incorporated*                  3,400       207,188
Novell, Incorporated*                        5,600       101,500                                                         ---------
Synopsys, Incorporated*                      2,600       141,050                                                           302,719
                                                       ---------
                                                       1,101,120       FURNITURE/APPLIANCES-0.37%
CONSTRUCTION-0.57%                                                     Whirlpool Corporation                   1,000        55,375
Centex Corporation                           1,900        85,619
                                                                       INSURANCE COMPANIES-2.63%
DIVERSIFIED-2.06%                                                      CIGNA Corporation                       1,800       139,163
AlliedSignal, Incorporated                   2,900       128,506       Citigroup, Incorporated                 5,200       257,400
Coltec Industries, Incorporated*             5,000        97,500                                                         ---------
U.S. Industries, Incorporated                4,500        83,813                                                           396,563
                                                       ---------       LEISURE TIME-0.49%
                                                         309,819       Brunswick Corporation                   3,000        74,250
DRUGS-2.94%
Schering-Plough Corporation                  8,000       442,000




SCHEDULE OF INVESTMENTS  December 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
MANAGED PORTFOLIO, CONTINUED

COMMON STOCK                                  SHARES      VALUE        COMMON STOCK                              SHARES     VALUE
MACHINERY/EQUIPMENT-2.29%                                              REAL ESTATE/REITS-3.04%
Aeroquip-Vickers, Incorporated               3,000     $  89,812       CenterPoint Properties Corporation       1,800       $ 60,862
Deere & Company                              2,000        66,250       Crescent Real Estate Equities Company    5,000        115,000
Flowserve Corporation                        2,500        41,406       Equity Office Properties Trust          10,000        240,000
Foster Wheeler Corporation                   2,000        26,375       Health & Retirement Property Trust       3,000         42,188
Pall Corporation                             4,800       121,500                                                          ----------
                                                       ---------                                                             458,050
                                                         345,343       RETAIL - DISCOUNT-0.41%
MEDICAL PRODUCTS/SUPPLIES-4.60%                                        Kmart Corporation*                       4,000         61,250
Abbott Laboratories                          6,000       294,000
Beckman Coulter, Incorporated                1,000        54,250       RETAIL - GENERAL-2.34%
Bergen Brunswig Corporation (Class A)        5,000       174,375       Federated Department Stores, Inc.*       2,500        108,906
Biomet, Incorporated                         4,200       169,050       J. C. Penney Company, Incorporated       5,200        243,750
                                                       ---------                                                          ----------
                                                         691,675                                                             352,656

MEDICAL SERVICES-1.88%                                                 RETAIL - SPECIALTY-0.78%
Aetna Incorporated                           1,200        94,350       Officemax, Incorporated*                 4,100         50,225
PacifiCare Health Systems, Inc. (Class B)*   1,400       111,300       Tiffany & Company                        1,300         67,438
United Healthcare Corporation                1,800        77,513                                                          ----------
                                                       ---------                                                             117,663
                                                         283,163       SEMICONDUCTORS-2.21%
METALS & MINING-0.34%                                                  Intel Corporation                        2,800        331,975
Kinross Gold Corporation*                   22,411        51,825
                                                                       STEEL-1.54%
NATURAL GAS-0.87%                                                      Allegheny Teledyne, Incorporated         4,000         81,750
Enron Corporation                            2,300       131,244       LTV Corporation                         14,000         81,375
                                                                       USX-U. S. Steel Group                    3,000         69,000
OIL DOMESTIC-0.62%                                                                                                        ----------
Kerr-McGee Corporation                       1,800        68,850                                                             232,125
Murphy Oil Corporation                         600        24,750       TELECOM - CELLULAR-0.87%
                                                       ---------       GTE Corporation                          1,000         65,000
                                                          93,600       U S West, Incorporated                   1,027         66,370
OIL INTERNATIONAL-5.25%                                                                                                   ----------
Chevron Corporation                          1,000        82,937                                                             131,370
Elf Aquitaine ADR                            1,000        56,625       TELEPHONE-1.03%
Exxon Corporation                            1,000        73,125       Alltel Corporation                       1,800        107,662
Royal Dutch Petroleum Company                6,000       287,250       MediaOne Group, Incorporated*            1,000         47,000
Schlumberger Limited                         4,000       184,500                                                          ----------
Texaco, Incorporated                         2,000       105,750                                                             154,662
                                                       ---------       TOBACCO-0.46%
                                                         790,187       UST, Incorporated                        2,000         69,750

PAPER/FOREST PRODUCTS-0.73%
Caraustar Industries, Incorporated           2,600        74,262       TRUCKING & SHIPPING-0.58%
Weyerhaeuser Company                           700        35,569       USFreightways Corporation                3,000         87,375
                                                       ---------                                                          ----------
                                                         109,831
PHOTOGRAPHY/IMAGING-2.35%                                                      TOTAL COMMON STOCK-86.38%                  13,001,242
Xerox Corporation                            3,000       354,000                       (Cost $9,533,674)                  ----------

PRINTING/PUBLISHING-0.40%                                              PREFERRED STOCK
Banta Corporation                            2,200        60,225       FINANCIAL SERVICES-0.71%
                                                                       Conseco Incorporated (Series D)
PROFESSIONAL SERVICE-1.97%                                              (Convertible)                           1,000        106,000
Service Corporation International            7,800       296,888       OIL DOMESTIC-0.65%
                                                                       Unocal Capital Trust (Convertible)       2,000         97,750
                                                                                                                          ----------
                                                                             TOTAL PREFERRED STOCK-1.36%                     203,750
                                                                                         (Cost $167,289)                  ----------



SCHEDULE OF INVESTMENTS  December 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
MANAGED PORTFOLIO, CONTINUED
                                              FACE                                                             FACE
CORPORATE BONDS                              AMOUNT    VALUE            COMMERCIAL PAPER                      AMOUNT       VALUE
ENVIRONMENTAL-1.11%                                                     UTILITY - MISCELLANEOUS-4.08%
Sanifill Incorporated, 5.00%, 03/01/06                                  Empire District Electric Company,
 (Convertible)                             $100,000   $166,625           6.60%, 01/08/99                     $300,000    $ 299,615
                                                     ---------          Orange & Rockland Utilities,
                        TOTAL CORPORATE BONDS-1.11%    166,625           Incorporated, 6.50%, 01/07/99        314,000      313,659
                                     (Cost $97,306)  ---------                                                          ----------
                                                                                                                           613,274
COMMERCIAL PAPER                                                                                                        ----------
                                                                                         TOTAL COMMERCIAL PAPER-10.94%   1,647,139
CONSTRUCTION-1.66%                                                                                   (Cost $1,647,139)  ----------
Centex Corporation, 6.55%, 01/06/99         250,000    249,772                                TOTAL INVESTMENTS-99.79%  15,018,756
                                                                                                    (Cost $11,445,408)  ----------
CONTAINERS-1.99%                                                         CASH AND OTHER ASSETS, LESS LIABILITIES-0.21%      32,019
Crown Cork & Steel Company, Incorporated,                                                                               ----------
 6.10%, 01/04/99                            300,000    299,847                                      NET ASSETS-100.00% $15,050,775

ELECTRIC POWER-0.66%
Indiana Michigan Power Company,                                         ABBREVIATIONS
 6.20%, 01/05/99                            100,000     99,931          ADR-American Depository Receipt
                                                                        REIT-Real Estate Investment Trust
ENERGY MISCELLANEOUS-2.55%                                              *-Non-income producing security
Penn Fuel Corporation,
 6.40%, 01/11/99                            385,000    384,315





See notes to financial statements.



SCHEDULE OF INVESTMENTS  December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

BALANCED PORTFOLIO

COMMON STOCK                                  SHARES      VALUE        COMMON STOCK                              SHARES     VALUE
AUTO & TRUCK MANUFACTURERS-0.80%                                       ELECTRICAL EQUIPMENT-2.01%
DaimlerChrysler AG*                           124    $  11,912         General Electric Company                 1,100    $ 112,269
Ford Motor Company                            500       29,344         York International Corporation           1,100       44,894
General Motors Corporation                    300       21,469                                                           ---------
                                                     ---------                                                             157,163
                                                        62,725
                                                                       ELECTRIC POWER-0.80%
BANKS-3.15%                                                            Allegheny Energy, Incorporated             400       13,800
Banc One Corporation                          660       33,701         DTE Energy Company                         700       30,012
BankAmerica Corporation                       600       36,075         UtiliCorp United, Incorporated             500       18,344
Comerica, Incorporated                        900       61,369                                                           ---------
Dime Bancorp, Incorporated                  1,600       42,300                                                              62,156
First Union Corporation                       400       24,325
Morgan (J.P.) & Company                       200       21,013         ELECTRONICS/INSTRUMENTS-0.77%
Wells Fargo Company                           700       27,956         Avnet, Incorporated                      1,000       60,500
                                                     ---------
                                                       246,739         ENVIRONMENTAL-0.87%
                                                                       Waste Management, Incorporated           1,450       67,606
BEVERAGES-0.50%
Anheuser-Busch Companies, Incorporated        600       39,375         EXPLORATION & DRILLING-0.28%
                                                                       Global Marine Incorporated*                900        8,269
CHEMICALS-0.70%                                                        Tidewater, Incorporated                    500       11,594
Cabot Corporation                             600       16,762         Union Pacific Resources Group, Inc.        254        2,302
Hercules, Incorporated                        500       13,687                                                           ---------
Praxair, Incorporated                         700       24,675                                                              22,165
                                                     ---------
                                                        55,124         FINANCIAL SERVICES-1.97%
                                                                       Associates First Capital Corporation       262       11,102
COMMUNICATIONS EQUIPMENT-1.66%                                         Countrywide Credit Industries, Inc.      1,400       70,262
Lucent Technologies, Incorporated           1,000      110,000         Morgan Stanley, Dean Witter,
Northern Telecom Limited                      400       20,050          Discover and Company                      300       21,300
                                                     ---------         Reliance Group Holdings, Inc.            4,000       51,500
                                                       130,050                                                           ---------
                                                                                                                           154,164
COMPUTER RELATED-2.38%
Cisco Systems, Incorporated*                  900       83,531         FOOD PRODUCERS-1.40%
Sun Microsystems, Incorporated*             1,200      102,750         IBP, Incorporated                          900       26,212
                                                     ---------         Interstate Bakeries Corporation          2,100       55,519
                                                       186,281         Universal Foods Corporation              1,000       27,437
                                                                                                                         ---------
COMPUTER SOFTWARE-4.76%                                                                                                    109,168
HBO & Company                                 800       22,950
Microsoft Corporation*                      1,300      180,294         FOOD RETAILERS-1.81%
Network Associates, Incorporated*             750       49,687         Albertson's, Incorporated                  600       38,213
Novell, Incorporated*                       2,100       38,062         Safeway, Incorporated*                   1,700      103,594
Synopsys, Incorporated*                     1,500       81,375                                                           ---------
                                                     ---------                                                             141,807
                                                       372,368
                                                                       INSURANCE COMPANIES-1.90%
CONSTRUCTION-0.40%                                                     American General Corporation               300       23,400
Centex Corporation                            700       31,544         CIGNA Corporation                          600       46,388
                                                                       Citigroup, Incorporated                  1,600       79,200
                                                                                                                         ---------
COSMETICS & TOILETRIES-1.40%                                                                                               148,988
Procter & Gamble Company                    1,200      109,575
                                                                       LEISURE TIME-0.54%
                                                                       Brunswick Corporation                    1,700       42,075
DIVERSIFIED-1.96%
AlliedSignal, Incorporated                  1,400       62,037         MACHINERY & EQUIPMENT-0.60%
Coltec Industries, Incorporated*            2,500       48,750         Flowserve Corporation                      900       14,906
U.S. Industries, Incorporated               2,300       42,838         Foster Wheeler Corporation                 500        6,594
                                                     ---------         Pall Corporation                         1,000       25,313
                                                       153,625                                                           ---------
                                                                                                                            46,813
DRUGS-8.62%
Bristol-Myers Squibb Company                  800      107,050
Pfizer, Incorporated                        1,000      125,438
Schering-Plough Corporation                 8,000      442,000
                                                     ---------
                                                       674,488


SCHEDULE OF INVESTMENTS  December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO, CONTINUED

COMMON STOCK                                  SHARES      VALUE        COMMON STOCK                              SHARES     VALUE
MEDICAL PRODUCTS/SUPPLIES-4.36%                                        RETAIL - GENERAL-1.34%
Abbott Laboratories                         2,200    $ 107,800         Federated Department Stores, Inc.*         900    $  39,206
Beckman Coulter, Incorporated                 400       21,700         J. C. Penney Company, Incorporated       1,400       65,625
Bergen Brunswig Corporation (Class A)       1,750       61,031                                                           ---------
Biomet, Incorporated                        2,500      100,625                                                             104,831
Johnson & Johnson                             600       50,325
                                                     ---------         RETAIL - SPECIALTY-0.55%
                                                       341,481         Officemax, Incorporated*                 1,400       17,150
                                                                       Tiffany & Company                          500       25,937
MEDICAL SERVICES-1.52%                                                                                                   ---------
Aetna, Incorporated                           400       31,450                                                              43,087
PacifiCare Health Systems,
 Incorporated (Class B)*                      500       39,750         SEMICONDUCTORS-1.36%
United Healthcare Corporation               1,100       47,369         Intel Corporation                          900      106,706
                                                     ---------
                                                       118,569         STEEL-0.85%
                                                                       Allegheny Teledyne, Incorporated         1,000       20,438
NATURAL GAS-0.95%                                                      LTV Corporation                          4,000       23,250
Enron Corporation                           1,300       74,181         USX-U. S. Steel Group                    1,000       23,000
                                                                                                                         ---------
OIL DOMESTIC-0.51%                                                                                                          66,688
Amoco Corporation                             400       24,150
Kerr-McGee Corporation                        200        7,650         TELECOM - CELLULAR-0.92%
Murphy Oil Corporation                        200        8,250         GTE Corporation                            500       32,500
                                                     ---------         U S West, Incorporated                     616       39,809
                                                        40,050                                                           ---------
                                                                                                                            72,309
OIL INTERNATIONAL-1.14%
Chevron Corporation                           600       49,763         TELEPHONE-0.90%
Elf Aquitaine ADR                             700       39,637         Alltel Corporation                         700       41,869
                                                     ---------         MediaOne Group, Incorporated*              600       28,200
                                                        89,400                                                           ---------
                                                                                                                            70,069
PAPER/FOREST PRODUCTS-0.34%
Caraustar Industries, Incorporated            400       11,425         TOBACCO-0.31%
Weyerhaeuser Company                          300       15,244         UST, Incorporated                          700       24,413
                                                     ---------
                                                        26,669         TRUCKING & SHIPPING-0.19%
                                                                       USFreightways Corporation                  500       14,562
PRINTING/PUBLISHING-0.32%                                                                                                ---------
Banta Corporation                             900       24,638                              TOTAL COMMON STOCK-55.87%    4,372,720
                                                                                                    (Cost $2,779,351)    ---------
PROFESSIONAL SERVICES-0.68%
Service Corporation International           1,400       53,287         PREFERRED STOCK

                                                                       OIL DOMESTIC-0.31%
REAL ESTATE/REITS-0.20%                                                Unocal Capital Trust (Convertible)         500       24,438
Health & Retirement Property Trust          1,100       15,469                                                           ---------
                                                                                          TOTAL PREFERRED STOCK-0.31%       24,438
RETAIL - DISCOUNT-0.15%                                                                                (Cost $26,541)    ---------
Toys "R" Us, Incorporated*                    700       11,812



SCHEDULE OF INVESTMENTS  December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

BALANCED PORTFOLIO, CONTINUED
                                              FACE                                                               FACE
BONDS AND NOTES                              AMOUNT     VALUE          COMMERCIAL PAPER                         AMOUNT     VALUE
GOVERNMENT AGENCIES-12.51%                                             CHEMICAL - SPECIALTY-3.52%
Federal Home Loan Mortgage Corporation,                                Eastman Kodak Company, 5.50%,
 7.83%, 04/13/05                            $150,000   $155,056         01/12/99                            $276,000   $  275,535
Federal Home Loan Mortgage Corporation,
 7.70%, 05/17/06                              80,000     80,759        CONSTRUCTION-1.28%
Federal Home Loan Mortgage Corporation,                                Centex Corporation, 6.55%,
 Pool #540341, 9.00%, 09/01/19                 5,106      5,400         01/06/99                             100,000       99,909
Federal Home Loan Mortgage Corporation,
 Pool #360100, 9.00%, 04/01/20                19,524     20,635        ENERGY/MISCELLANEOUS-4.47%
Federal National Mortgage Association,                                 Penn Fuel Corporation, 6.00%,
 7.55%, 04/22/02                              50,000     53,628         01/04/99                             350,000      349,824
Federal National Mortgage Association,
 7.55%, 06/10/04                             250,000    252,657        METAL PRODUCTS-2.51%
Federal National Mortgage Association,                                 Reynolds Metals Company, 5.85%,
 7.70%, 04/10/07                             400,000    410,811         01/06/99                             197,000      196,840
                                                      ---------
                                                        978,946        UTILITY/MISCELLANEOUS-6.66%
                                                                       Empire District Electric Company,
U S TREASURY SECURITIES-11.50%                                          6.60%, 01/08/99                      380,000      379,512
U S Treasury Bonds, 6.00%, 02/15/26          680,000    742,050        Orange & Rockland Utilities,
U S Treasury Notes, 5.875%, 02/15/04         150,000    158,297         Incorporated, 6.50%, 01/07/99        142,000      141,846
                                                      ---------                                                        ----------
                                                        900,347                                                           521,358
                                                      ---------                                                        ----------

                        TOTAL BONDS AND NOTES-24.01%                                   TOTAL COMMERCIAL PAPER-18.44%
                                   (Cost $1,684,163)  1,879,293                                    (Cost $1,443,466)    1,443,466
                                                      ---------                                                        ----------

                                                                                            TOTAL INVESTMENTS-98.63%
                                                                                                   (Cost $5,933,521)    7,719,917
                                                                       CASH AND OTHER ASSETS, LESS LIABILITIES-1.37%      107,301
                                                                                                                       ----------
                                                                                                  NET ASSETS-100.00%   $7,827,218
                                                                                                                       ==========
                                                                       ABBREVIATIONS
                                                                       ADR-American Depository Receipt
                                                                       *-Non-income producing securities



SCHEDULE OF INVESTMENTS   December 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

                                                                                STATED        MATURITY        FACE
                                                                                RATE(%)         DATE         AMOUNT        VALUE
FEDERAL AGENCIES-
Federal Farm Credit Bank                                                         4.85%         02/01/99      $500,000   $  497,912
Federal Home Loan Bank                                                           5.10%         01/13/99       271,000      270,538
Federal Home Loan Mortgage Corporation                                           5.10%         01/12/99       172,000      171,731
Federal Home Loan Mortgage Corporation                                           5.12%         01/04/99       565,000      564,758
Federal Home Loan Mortgage Corporation                                           5.10%         01/08/99       122,000      121,879
Federal Home Loan Mortgage Corporation                                           5.08%         01/06/99       319,000      318,775
Federal Home Loan Mortgage Corporation                                           5.08%         01/14/99       518,000      517,048
Federal Home Loan Mortgage Corporation                                           5.10%         01/15/99       580,000      578,848
Federal Home Loan Mortgage Corporation                                           5.14%         01/08/99       188,000      187,812
Federal National Mortgage Association                                            5.09%         01/21/99       729,000      726,937
Federal National Mortgage Association                                            5.14%         01/05/99       340,000      339,806
                                                                                                                         ---------
                                                                                        TOTAL FEDERAL AGENCIES-98.67%
                                                                                                    (Cost $4,296,044)    4,296,044
                                                                        CASH AND OTHER ASSETS, LESS LIABILITIES-1.33%       57,776
                                                                                                                         ---------
                                                                                                   NET ASSETS-100.00%   $4,353,820
                                                                                                                         =========


See notes to financial statements.


STATEMENTS OF ASSETS AND LIABILITIES  December 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
                                                          GROWTH          MANAGED         BALANCED       MONEY MARKET
                                                        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
ASSETS
Investments in securities, at value                    $15,673,777      $15,018,756      $7,719,917        $4,296,044
Cash and cash equivalents                                   33,667           33,402          83,904            64,894
Receivable for:
 Investment securities sold                                      -                -             945                 -
 Dividends                                                  11,681           14,709           3,065                 -
 Interest                                                       85            1,809          31,138               361
 Expense reimbursement                                         182                -             556             2,753
                                                        ----------       ----------      ----------        ----------
   TOTAL ASSETS                                         15,719,392       15,068,676       7,839,525         4,364,052
LIABILITIES
Accrued:
 Investment advisory fee                                     5,606            5,272           2,777             1,600
 Service fee                                                 2,803            2,636           1,388               800
 Audit fee                                                   3,000            3,000           3,000             3,000
 Shareholder reporting expense                               2,000            2,000           2,000             2,000
Other liabilities                                            4,054            4,993           3,142             2,832
                                                        ----------       ----------      ----------        ----------
   TOTAL LIABILITIES                                        17,463           17,901          12,307            10,232
                                                        ----------       ----------      ----------        ----------
   NET ASSETS                                          $15,701,929      $15,050,775      $7,827,218        $4,353,820
                                                        ==========       ==========      ==========        ==========
SHARES OUTSTANDING                                       8,683,588        8,577,638       5,094,868         4,353,820
                                                        ==========       ==========      ==========        ==========
NET ASSET VALUE PER SHARE                                    $1.81            $1.75           $1.54             $1.00
                                                        ==========       ==========      ==========        ==========


STATEMENTS OF OPERATIONS  Year Ended December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

                                                          GROWTH          MANAGED         BALANCED       MONEY MARKET
                                                        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
INVESTMENT INCOME
Dividends                                              $   145,542      $   176,256      $   49,565                 -
Interest                                                   102,023          118,941         193,296        $  205,046
                                                        ----------       ----------      ----------        ----------
   TOTAL INVESTMENT INCOME                                 247,565          295,197         242,861           205,046
EXPENSES
Investment advisory fees                                    63,214           57,632          30,684            16,655
Service fees                                                31,607           28,816          15,342             8,328
Custody and transaction fees                                21,597           19,997          17,994             9,355
Directors' fees and expenses                                10,571           10,571          10,571            10,474
Shareholder reporting expenses                               2,875            2,875           2,875             2,875
Professional fees                                            3,379            3,379           3,379             3,379
Registration fees                                              507              507             507               507
Insurance expenses                                             375              376             376               376
                                                        ----------       ----------      ----------        ----------
   TOTAL EXPENSES                                          134,125          124,153          81,728            51,949
   LESS EXPENSES REIMBURSED                                (19,150)          (8,529)        (22,488)          (19,062)
                                                        ----------       ----------      ----------        ----------
   NET EXPENSES                                            114,975          115,624          59,240            32,887
                                                        ----------       ----------      ----------        ----------
INVESTMENT INCOME-NET                                      132,590          179,573         183,621           172,159
                                                        ----------       ----------      ----------        ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain (loss) on investments                   267,352           80,897          67,581                 -
 Change in unrealized appreciation of investments        1,899,902        1,590,285         758,264                 -
                                                        ----------       ----------      ----------        ----------
NET GAIN ON INVESTMENTS                                  2,167,254        1,671,182         825,845                 -
                                                        ----------       ----------      ----------        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $2,299,844       $1,850,755      $1,009,466        $  172,159
                                                        ==========       ==========      ==========        ==========

See notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

GROWTH PORTFOLIO

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  -------------------------------
                                                                                      1998                1997
                                                                                  -----------       -------------
INCREASE IN NET ASSETS FROM OPERATIONS
 Investment income-net                                                            $   132,590        $   157,371
 Net realized gain (loss) on investments                                              267,352            875,594
 Change in unrealized appreciation                                                  1,899,902            641,115
                                                                                  -----------        -----------
 Net increase in net assets resulting from operations                               2,299,844          1,674,080
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Investment income-net                                                               (131,790)          (158,902)
 Capital gains                                                                       (495,322)          (775,516)
                                                                                  -----------        -----------
 Total distributions to shareholders                                                 (627,112)          (934,418)
CAPITAL SHARE TRANSACTIONS-Net                                                      2,902,281          3,108,985
                                                                                  -----------        -----------
TOTAL INCREASE                                                                      4,575,013          3,848,647
NET ASSETS
 Beginning of year                                                                 11,126,916          7,278,269
                                                                                  -----------        -----------
 End of year                                                                      $15,701,929        $11,126,916
                                                                                  ===========        ===========


MANAGED PORTFOLIO

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  -------------------------------
                                                                                      1998                1997
                                                                                  -----------       -------------
INCREASE IN NET ASSETS FROM OPERATIONS
 Investment income-net                                                             $  179,573        $   156,264
 Net realized gain (loss) on investments                                               80,897            630,123
 Change in unrealized appreciation                                                  1,590,285            819,659
                                                                                  -----------        -----------
 Net increase in net assets resulting from operations                               1,850,755          1,606,046
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Investment income-net                                                               (177,776)          (158,852)
 Capital gains                                                                       (251,773)          (513,633)
                                                                                  -----------        -----------
 Total distributions to shareholders                                                 (429,549)          (672,485)
CAPITAL SHARE TRANSACTIONS-Net                                                      3,846,583          2,576,293
                                                                                  -----------        -----------
TOTAL INCREASE                                                                      5,267,789          3,509,854
NET ASSETS
 Beginning of year                                                                  9,782,986          6,273,132
                                                                                  -----------        -----------
 End of year                                                                      $15,050,775        $ 9,782,986
                                                                                  ===========        ===========

See notes to financial statements.



STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

BALANCED PORTFOLIO


                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  -------------------------------
                                                                                      1998                1997
                                                                                  -----------       -------------
INCREASE IN NET ASSETS FROM OPERATIONS
 Investment income-net                                                              $  183,621        $  168,655
 Net realized gain (loss) on investments                                                67,581           350,655
 Change in unrealized appreciation                                                     758,264           332,627
                                                                                    ----------        ----------
 Net increase in net assets resulting from operations                                1,009,466           851,937
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Investment income-net                                                                (185,328)         (168,712)
 Capital gains                                                                        (175,856)         (267,353)
                                                                                    ----------        ----------
 Total distributions to shareholders                                                  (361,184)         (436,065)
CAPITAL SHARE TRANSACTIONS-Net                                                       1,584,014           898,313
                                                                                    ----------        ----------
TOTAL INCREASE                                                                       2,232,296         1,314,185
NET ASSETS
 Beginning of year                                                                   5,594,922         4,280,737
                                                                                    ----------        ----------
 End of year                                                                        $7,827,218        $5,594,922
                                                                                    ==========        ==========


MONEY MARKET PORTFOLIO

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  -------------------------------
                                                                                      1998                1997
                                                                                  -----------       -------------
INCREASE IN NET ASSETS FROM OPERATIONS
 Investment income-net                                                              $  172,159        $  123,016
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Investment income-net                                                                (172,159)         (123,016)
CAPITAL SHARE TRANSACTIONS-Net                                                       1,533,151           288,794
                                                                                    ----------        ----------
TOTAL INCREASE                                                                       1,533,151           288,794
NET ASSETS
 Beginning of year                                                                   2,820,669         2,531,875
                                                                                    ----------        ----------
 End of year                                                                        $4,353,820        $2,820,669
                                                                                    ==========        ==========


See notes to financial statements.


FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the year.

GROWTH PORTFOLIO

                                                                            YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------
                                                               1998       1997       1996       1995       1994
                                                            ---------------------------------------------------
Net Asset Value, Beginning of Year                          $  1.60    $  1.45    $  1.27    $  1.04    $  1.08
Investment income-net                                          0.02       0.03       0.02       0.02       0.02
Net realized and unrealized gain (loss) on
  investments during the year                                  0.27       0.27       0.21       0.27       0.05
                                                            -------    -------    -------    -------    -------
                Total from investment operations               0.29       0.30       0.23       0.29       0.07
Less distributions from
 Investment income-net                                        (0.02)     (0.03)     (0.02)     (0.02)     (0.02)
 Capital gains                                                (0.06)     (0.12)     (0.03)     (0.04)     (0.09)
                                                            -------    -------    -------    -------    -------
                Total distributions                           (0.08)     (0.15)     (0.05)     (0.06)     (0.11)
                                                            -------    -------    -------    -------    -------
Net Asset Value, End of Year                                $  1.81    $  1.60    $  1.45    $  1.27    $  1.04
                                                            =======    =======    =======    =======    =======
Total return                                                   18.62%    20.72%     17.98%     28.50%      6.91%
                                                            =======    =======    =======    =======    =======

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year (000's omitted)                     $15,702    $11,127    $ 7,278    $ 4,781    $ 3,037
Ratio of expenses to average net assets (1)                    0.87%      0.87%      0.87%      0.87%      0.90%
Ratio of net investment income to average net assets           1.00%      1.69%      1.84%      1.99%      2.04%
Portfolio turnover rate                                       25.75%     45.37%     21.24%     42.06%     46.18%



MANAGED PORTFOLIO

                                                                            YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------
                                                               1998       1997       1996       1995       1994
                                                            ---------------------------------------------------
Net Asset Value, Beginning of Year                          $  1.56    $  1.37    $  1.21    $  1.00    $  1.11
Investment income-net                                          0.02       0.03       0.03       0.03       0.02
Net realized and unrealized gain (loss) on
 investments during the year                                   0.22       0.28       0.19       0.24          -
                                                            -------    -------    -------    -------    -------
                Total from investment operations               0.24       0.31       0.22       0.27       0.02
Less distributions from
 Investment income-net                                        (0.02)     (0.03)     (0.03)     (0.03)     (0.03)
 Capital gains                                                (0.03)     (0.09)     (0.03)     (0.03)     (0.10)
                                                            -------    -------    -------    -------    -------
                Total distributions                           (0.05)     (0.12)     (0.06)     (0.06)     (0.13)
                                                            -------    -------    -------    -------    -------
Net Asset Value, End of Year                                $  1.75    $  1.56    $  1.37    $  1.21    $  1.00
                                                            =======    =======    =======    =======    =======
Total return                                                  15.85%     22.41%     17.69%     27.19%      1.35%
                                                            =======    =======    =======    =======    =======


RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year (000's omitted)                     $15,051    $ 9,783    $ 6,273    $ 4,028    $ 2,795
Ratio of expenses to average net assets (2)                    0.93%      0.93%      0.93%      0.93%      0.98%
Ratio of net investment income to average net assets           1.44%      1.91%      2.29%      2.57%      2.36%
Portfolio turnover rate                                       24.83%     35.08%     20.79%     30.87%     26.26%

(1) Expenses for the calculation are net of a reimbursement from Securities Management and Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 1.01%, 1.09%, 1.25%, 1.32% and 1.13% for the years ended December 31, 1998, 1997, 1996, 1995 and 1994, respectively.

(2) Expenses for the calculation are net of a reimbursement from Securities Management and Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 0.99%, 1.10%, 1.14%, 1.26% and 1.23% for the years ended December 31, 1998, 1997, 1996, 1995 and 1994, respectively.


See notes to financial statements.


FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the year.

BALANCED PORTFOLIO

                                                                            YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------
                                                               1998       1997       1996       1995       1994
                                                            ---------------------------------------------------
Net Asset Value, Beginning of Year                          $  1.39    $  1.27    $  1.18    $  0.99    $  1.06
Investment income-net                                          0.04       0.04       0.04       0.04       0.03
Net realized and unrealized gain (loss) on investments
  during the year                                              0.19       0.20       0.10       0.19      (0.03)
                                                            -------    -------    -------    -------    -------
                Total from investment operations               0.23       0.24       0.14       0.23       0.00
Less distributions from
  Investment income-net                                       (0.04)     (0.05)     (0.04)     (0.04)     (0.03)
  Capital gains                                               (0.04)     (0.07)     (0.01)         -      (0.04)
                                                            -------    -------    -------    -------    -------
                Total distributions                           (0.08)     (0.12)     (0.05)     (0.04)     (0.07)
                                                            -------    -------    -------    -------    -------
Net Asset Value, End of Year                                $  1.54    $  1.39    $  1.27    $  1.18    $  0.99
                                                            =======    =======    =======    =======    =======
Total return                                                  16.58%     18.80%     12.23%     22.80%      0.15%
                                                            =======    =======    =======    =======    =======

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year (000's omitted)                     $ 7,827    $ 5,595    $ 4,281    $ 3,399    $ 2,660
Ratio of expenses to average net assets (1)                    0.90%      0.90%      0.90%      0.90%      0.96%
Ratio of net investment income to average net assets           2.79%      3.43%      3.25%      3.19%      3.34%
Portfolio turnover rate                                       14.14%     23.02%     16.71%     15.97%     46.14%


MONEY MARKET PORTFOLIO

                                                                            YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------
                                                               1998       1997       1996       1995       1994
                                                            ---------------------------------------------------
Net Asset Value, Beginning of Year                          $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
Investment income-net                                          0.05       0.05       0.08       0.05       0.02
                                                            -------    -------    -------    -------    -------
                Total from investment operations               0.05       0.05       0.08       0.05       0.02
                                                            -------    -------    -------    -------    -------
Less distributions from
  Investment income-net                                       (0.05)     (0.05)     (0.08)     (0.05)     (0.02)
                                                            -------    -------    -------    -------    -------
                Total distributions                           (0.05)     (0.05)     (0.08)     (0.05)     (0.02)
                                                            -------    -------    -------    -------    -------
Net Asset Value, End of Year                                $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                            =======    =======    =======    =======    =======
Total return                                                   4.65%      4.78%      4.61%      5.11%      3.31%
                                                            =======    =======    =======    =======    =======

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year (000's omitted)                     $ 4,354    $ 2,821    $ 2,532    $ 2,398    $ 2,284
Ratio of expenses to average net assets (2)                    0.87%      0.87%      0.87%      0.87%      0.91%
Ratio of net investment income to average net assets           4.55%      4.62%      4.51%      5.03%      3.32%


(1) Expenses for the calculation are net of a reimbursement from Securities Management and Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 1.24%, 1.30%, 1.48%, 1.37% and 1.25% for the years ended December 31, 1998, 1997, 1996, 1995 and 1994, respectively.

(2) Expenses for the calculation are net of a reimbursement from Securities Management and Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 1.37%, 1.23%, 1.22%, 1.21% and 1.14% for the years ended December 31, 1998, 1997, 1996, 1995 and 1994, respectively.



See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  December 31, 1998
--------------------------------------------------------------------------------
AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.




NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

The American National Investment Accounts, Inc. (the "Fund") is a diversified open-end management investment company registered as a series fund under the Investment Company Act of 1940, as amended. The Fund is comprised of the Growth, Managed, Balanced and Money Market Portfolios.

Shares of the Fund, other than the initial capitalization, will be sold only to separate accounts of American National Insurance Company ("American National").

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.


INVESTMENT VALUATIONS:

GROWTH, MANAGED AND BALANCED PORTFOLIOS

Investments listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price. Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which market quotations are not readily available are valued as determined by the Board of Directors. Commercial paper is stated at amortized cost, which is equivalent to fair value.

MONEY MARKET PORTFOLIO

Investments are valued at amortized cost (premiums and discounts are amortized on a straight-line basis), which has been determined by the Fund's Board of Directors to closely approximate the fair value of such securities. The Fund intends to maintain a continuous net asset value per share of $1.00, rounded to the nearest cent.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date (date order to buy or sell is executed). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost for financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES:

For federal income tax purposes, each portfolio is treated as a separate entity. The Fund intends to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intend to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements. At December 31, 1998, the Growth Portfolio, Managed Portfolio and the Balanced Portfolio had capital loss carryforwards that will expire in 2006 of approximately $70,000, $24,000 and $14,000, respectively.

NOTES TO FINANCIAL STATEMENTS  CONTINUED
--------------------------------------------------------------------------------
AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.


CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:

Fund shares are sold in a continuous public offering at net asset value. The Fund repurchases its shares at net asset value. Dividends and other distributions are recorded by the Fund on the ex-dividend date and may be reinvested at net asset value. For the Money Market Portfolio, distributions are computed daily and distributed monthly.

EXPENSES:

Operating expenses directly attributable to a portfolio are charged to that portfolio's operations. Expenses of the Fund, which are not directly attributable to the operations of any portfolio, are prorated among all portfolios of the Fund based on the relative net assets of each portfolio.

NOTE 2-INVESTMENT ADVISORY AND SERVICE FEES AND OTHER TRANSACTIONS WITH
AFFILIATES

The Fund has entered into an investment advisory agreement and an administrative service agreement with Securities Management and Research, Inc. ("SM&R"). SM&R is a wholly-owned subsidiary of American National.

The investment advisory agreement provides SM&R with a monthly advisory fee based on an annualized rate of 1/2 of 1% of the Fund's average daily net assets. For its fee, SM&R will provide investment advice and, in general, will conduct the management and investments of the Fund.

The administrative service agreement provides SM&R with a monthly service fee based on an annualized rate of 1/4 of 1% of the Fund's average daily net assets. For its fee, SM&R will provide certain administrative services for the Fund.

In addition to the investment advisory fee and the administrative fee, the Fund is responsible for paying most other operating expenses including outside director's fees and expenses, safekeeping fees, legal fees, auditing services, insurance, interest and miscellaneous expenses.

All offering and organization costs were paid by American National. Effective May 1, 1994, SM&R has agreed to reimburse the Fund for expenses of any kind (exclusive of interest, commissions and other expenses incidental to portfolio transactions) which exceed the following percentages of each portfolio's average daily net assets:

                Growth                  0.87%
                Managed                 0.93%
                Balanced                0.90%
                Money Market            0.87%

Prior to May 1, 1994, the reimbursement percentage was 1.50% of each portfolio's average daily net assets.

As of December 31, 1998, SM&R and American National had the following ownership in the Portfolios:

                                                                  AMERICAN NATIONAL                 AMERICAN NATIONAL
                                          SM&R                    CORPORATE ACCOUNTS                SEPARATE ACCOUNTS
                             ------------------------------  ------------------------------   -----------------------------
                                         PERCENT OF SHARES                PERCENT OF SHARES               PERCENT OF SHARES
                             SHARES        OUTSTANDING       SHARES          OUTSTANDING       SHARES        OUTSTANDING
Growth                       378,834          4.36%         2,660,840           30.64%         5,643,914         65.00%
Managed                      372,468          4.34%         2,612,361           30.46%         5,592,809         65.20%
Balanced                     367,014          7.20%         2,571,632           50.48%         2,156,222         42.32%
Money Market                 336,714          7.73%         2,358,195           54.17%         1,658,911         38.10%

NOTES TO FINANCIAL STATEMENTS  CONTINUED
--------------------------------------------------------------------------------
AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.


NOTE 3-COST, PURCHASES AND SALES OF INVESTMENTS

Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investments, other than commercial paper, were as follows:

                                              PURCHASES          SALES
                Growth                       $5,750,232       $2,952,701
                Managed                      $5,103,266       $2,567,109
                Balanced                     $1,315,592       $  784,395

Gross unrealized appreciation and depreciation as of December 31,1998 were as follows:

                                            APPRECIATION        DEPRECIATION
                Growth                       $4,775,115       $  740,465
                Managed                      $4,241,197       $  667,849
                Balanced                     $1,971,901       $  185,505


NOTE 4-CAPITAL STOCK

GROWTH PORTFOLIO

                                                                     YEAR ENDED                      YEAR ENDED
                                                                 DECEMBER 31, 1998                DECEMBER 31, 1997
                                                         --------------------------------      -------------------------
                                                               SHARES           AMOUNT            SHARES        AMOUNT
                                                         ----------------    ------------      -----------    ----------
 Sale of capital shares                                         1,744,719    $  2,975,649        1,626,208    $2,618,935
 Investment income dividends reinvested                            75,309         131,790          101,211       158,902
 Distributions made from net realized gains reinvested            315,491         495,322          493,960       775,516
                                                                ---------    ------------        ---------    ----------
 Subtotals                                                      2,135,519       3,602,761        2,221,379     3,553,353
 Redemptions of capital shares                                   (413,303)       (700,480)        (269,044)     (444,368)
                                                                ---------    ------------        ---------    ----------
 Net increase in capital shares outstanding                     1,722,216    $  2,902,281        1,952,335    $3,108,985
                                                                             ============                     ==========

 Shares outstanding at beginning of year                        6,961,372                        5,009,037
                                                                ---------                        ---------
 Shares outstanding at end of year                              8,683,588                        6,961,372
                                                                =========                        =========


 The components of net assets at December 31, 1998,
  are as follows:
 Capital Stock-8,683,588 shares of $.01 par value                            $ 11,737,529
  outstanding (115,000,000 authorized)(par and
  additional paid-in capital)
 Accumulated net realized gain (loss) on investments                              (70,250)
 Net unrealized appreciation of investments                                     4,034,650
                                                                             ------------
 Net assets                                                                  $ 15,701,929
                                                                             ============


NOTES TO FINANCIAL STATEMENTS CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

MANAGED PORTFOLIO
                                                                      YEAR ENDED                      YEAR ENDED
                                                                   DECEMBER 31, 1998               DECEMBER 31, 1997
                                                              ---------------------------       ------------------------
                                                                 SHARES         AMOUNT            SHARES        AMOUNT
                                                              -----------    ------------       ----------    ----------
 Sale of capital shares                                         2,507,388    $  4,170,741        1,754,279    $2,697,284
 Investment income dividends reinvested                           103,963         177,776          103,150       158,852
 Distributions made from net realized gains reinvested            162,434         251,773          333,200       513,633
                                                               ----------    ------------        ---------    ----------
 Subtotals                                                      2,773,785       4,600,290        2,190,629     3,369,769
 Redemptions of capital shares                                   (461,532)       (753,707)        (508,525)     (793,476)
                                                               ----------    ------------        ---------    ----------
 Net increase in capital shares outstanding                     2,312,253    $  3,846,583        1,682,104    $2,576,293
                                                                             ============                     ==========
 Shares outstanding at beginning of year                        6,265,385                        4,583,281
                                                               ----------                        ---------
 Shares outstanding at end of year                              8,577,638                        6,265,385
                                                               ==========                        =========
 The components of net assets at December 31, 1998, are as follows:
 Capital Stock-8,577,638 shares of $.01 par value                            $ 11,500,950
  outstanding (120,000,000 authorized)(par and
  additional paid-in capital)
 Accumulated net realized gain (loss) on investments                              (23,523)
 Net unrealized appreciation of investments                                     3,573,348
                                                                             ------------
 Net assets                                                                  $ 15,050,775
                                                                             ============

BALANCED PORTFOLIO


                                                                      YEAR ENDED                      YEAR ENDED
                                                                   DECEMBER 31, 1998               DECEMBER 31, 1997
                                                              ---------------------------       ------------------------
                                                                 SHARES         AMOUNT            SHARES        AMOUNT
                                                              -----------    ------------       ----------    ----------
 Sale of capital shares                                         1,000,879    $  1,484,090          588,279    $  798,835
 Investment income dividends reinvested                           123,552         185,328          122,255       168,712
 Distributions made from net realized gains reinvested            123,843         175,856          193,156       267,353
                                                               ----------    ------------        ---------    ----------
 Subtotals                                                      1,248,274       1,845,274          903,690     1,234,900
 Redemptions of capital shares                                   (177,843)       (261,260)        (256,939)     (336,587)
                                                               ----------    ------------        ---------    ----------
 Net increase in capital shares outstanding                     1,070,431    $  1,584,014          646,751    $  898,313
                                                                             ============                     ==========
 Shares outstanding at beginning of year                        4,024,437                        3,377,686
                                                               ----------                        ---------
 Shares outstanding at end of year                              5,094,868                        4,024,437
                                                               ==========                        =========
 The components of net assets at December 31, 1998,
  are as follows:
 Capital Stock-5,094,868 shares of $.01 par value                            $  6,055,301
  outstanding (115,000,000 authorized)(par and
  additional paid-in capital)
 Accumulated net realized gain (loss) on investments                              (14,479)
 Net unrealized appreciation of investments                                     1,786,396
                                                                             ------------
 Net assets                                                                  $  7,827,218
                                                                             ============


NOTES TO FINANCIAL STATEMENTS CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

MONEY MARKET PORTFOLIO

                                                                      YEAR ENDED                      YEAR ENDED
                                                                   DECEMBER 31, 1998               DECEMBER 31, 1997
                                                              ---------------------------       ------------------------
                                                                 SHARES         AMOUNT            SHARES        AMOUNT
                                                              -----------    ------------       ----------    ----------
 Sales of capital shares                                       14,329,299    $ 14,329,299          420,449    $  420,449
 Investment income dividends reinvested                           172,322         172,322          123,016       123,016
                                                               ----------    ------------        ---------    ----------
 Subtotals                                                     14,501,621      14,501,621          543,465       543,465
 Redemptions of capital shares                                (12,968,470)    (12,968,470)        (254,671)     (254,671)
                                                               ----------    ------------        ---------    ----------
 Net increase in capital shares outstanding                     1,533,151    $  1,533,151          288,794    $  288,794
                                                                             ============                     ==========
 Shares outstanding at beginning of year                        2,820,669                        2,531,875
                                                               ----------                        ---------
 Shares outstanding at end of year                              4,353,820                        2,820,669
                                                               ==========                        =========
 The components of net assets at December 31, 1998,
  are as follows:
 Capital Stock-4,353,820 shares of $.01 par value
  outstanding (1,050,000,000 authorized)(par and
  additional paid-in capital)                                                $  4,353,820
                                                                             ------------
 Net assets                                                                  $  4,353,820
                                                                             ============


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
American National Investment Accounts, Inc.

We have audited the accompanying statements of assets and liabilities of American National Investment Accounts, Inc. (comprised of Growth, Managed, Balanced and Money Market portfolios), including the schedule of investments as of December 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1996 were audited by other auditors whose report dated February 7, 1997, issued an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American National Investment Accounts, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

                                    Tait, Weller & Baker, CPA

Philadelphia, Pennsylvania
January 29, 1999

                                 PART C OTHER INFORMATION

ITEM 23.  EXHIBITS.

  (a)  See Exhibit 1 to Post-Effective Amendment No. 7 to Form
       N-1A for a copy of Registrant's Articles of Incorporation.

  (b). See Exhibit 2 to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrant's By-Laws.

  (c). See Exhibit 4 to Post-Effective Amendment No. 7 to Form N-1A for a specimen of Registrant's stock certificate.

  (d). See Exhibit 5 to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrant's Investment Advisory Agreement.

  (e). See Exhibit 6a to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrant's Fund Participation Agreement with the American National Variable Annuity Separate Account and Exhibit 6b with the American National Variable Life Separate Account.

  (f). None.

  (g). See Exhibit 8a and Exhibit 8b to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrant's current Custodian Agreement and Sub-Custodian Agreement.

  (h). None.

  (i). Exhibit i to Form N-1A, for the consent and opinion of Registrant's counsel, Greer, Herz & Adams, L.L.P. is filed herewith.

  (j). Exhibit j to Form N-1A, for the consent of independent auditor, Tait, Weller & Baker, CPA, is filed herewith.

  (k). Not Applicable.

  (l). See Exhibit 13 to Post-Effective Amendment No. 7 to Form N-1A for copies of the stock purchase letters.

          (m). None.

          (n). Financial Data Schedules is filed herewith.

          (o). None.

          (p). Control List is filed herewith.

          (q). See Exhibit 17 to Post-Effective Amendment No. 9 to Form N-1A, for a revised Power of Attorney.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


All persons under common control with the Registrant are shown on the list as Exhibit (p), which will be filed by Amendment.


ITEM 25.  INDEMNIFICATION.

The Registrant has agreed to indemnify its directors to the maximum extent permitted by applicable law against all costs and expenses (including, but not limited to, counsel fees, amounts of judgments paid, and amounts paid in settlement) reasonably incurred in connection with the defense of any actual or threatened claim, action, suit or proceeding, whether civil, criminal, administrative, or other, in which he or she may be involved by virtue of such person being or having been such director. Such indemnification is pursuant to
Section 3.15 of the Registrant's By-Laws, a copy of which is attached as Exhibit 2 to Post-Effective Amendment No. 7 to Form N-1A.


Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Securities Management and Research, Inc. ("SM&R") serves as investment adviser to Registrant, the American National Growth Fund, Inc., the American National Income Fund, Inc., and the Triflex Fund, Inc., (collectively herein referred to as the "American National Funds Group") and the SM&R Capital Funds, Inc. See "Investment Adviser" in Part A and "Investment Advisory and Other Services" in Part B.


  ROBERT A. FRUEND, C.L.U.

     Director of SM&R, 2450 South Shore Boulevard, Suite 400, League City,
          Texas; Executive Vice President and Director of Ordinary Agencies of American National Insurance Company; Vice President and Director of American National Life Insurance Company of Texas, all located at One Moody Plaza, Galveston, Texas; Director and Chairman of the Board of American National Property and Casualty Company; Director and Chairman of the Board of American National General Insurance Company; Director of American National Insurance Service Company; Director of American National Lloyds Insurance Company; Director and Chairman of the Board, Pacific Property and Casualty Inc., all located at 1949 East Sunshine, Springfield, Missouri.


  R. EUGENE LUCAS

     Director and Member of the Executive Committee of SM&R, 2450 South Shore
          Boulevard, Suite 400, League City, Texas; Director of American National Insurance Company; Director of ANREM Corporation, both located at One Moody Plaza, Galveston, Texas; President and Director of Gal-Tex Hotel Corporation; Gal-Tenn Hotel Corporation, both located at 504 Moody National Bank Tower, Galveston, Texas.


  RONALD J. WELCH

     Director of SM&R, 2450 South Shore Boulevard, Suite 400, League City,
          Texas; Executive Vice President and Chief Actuary of American National Insurance Company; Senior Vice President of American National Life Insurance Company of Texas, all located at One Moody Plaza, Galveston, Texas; Director and Chairman of the Board of Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas; Director of Standard Life and Accident Insurance Company, 201 Robert
          S. Kerr Avenue, Oklahoma City, Oklahoma; Director of American National Property and Casualty Company; Director of American National General Insurance Company; Director of American National Insurance Service Company; Director of Pacific Property and Casualty, Inc., all located at 1949 East Sunshine Street, Springfield, Missouri.


  G. RICHARD FERDINANDSTEN

     Director and Member of Executive Committee of SM&R, 2450 South Shore
          Boulevard, Suite 400, League City, Texas; Director, Senior Vice President and Chief Operating Officer, American National Insurance Company; Director, Chairman of the Board, President and Chief Executive Officer, American National Life Insurance Company of Texas, all located at One Moody Plaza, Galveston, Texas; Director, Comprehensive Investment Services, 2450 South Shore Boulevard, Suite 400, League City, Texas; Director and Vice Chairman of the Board, American National Property and Casualty; Director and Vice Chairman of the Board, Pacific Property & Casualty, Inc.; Underwriter, American National Lloyds Insurance Company, all located at 1949 East Sunshine, Springfield, Missouri; Director and Chairman of the Board, Standard Life and Accident Insurance Company, 201 Robert S. Kerr Avenue, Oklahoma City, Oklahoma; Director, Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas.


  MICHAEL W. MCCROSKEY

     Director, President, Chief Executive Officer and member of the Executive
          Committee of SM&R; President and Director of the Fund; President and Director of the SM&R Growth Fund, Inc., SM&R Income Fund, Inc., and SM&R Balanced Fund, Inc.

          (hereinafter referred to as the "SM&R Equity Funds"); President and Director of the SM&R Investments, Inc. all located at 2450 South Shore Boulevard, Suite 400, League City, Texas; Executive Vice President, American National; Assistant Secretary of American National Life Insurance Company of Texas; President and Director, ANREM Corporation; Director and President, ANTAC Corporation; Director, all located at One Moody Plaza, Galveston, Texas; Comprehensive Investment Services, 2450 South Shore Boulevard, Suite 400, League City, Texas; Vice President of Standard Life and Accident Insurance Company, 201 Robert
          S. Kerr Avenue, Oklahoma City, Oklahoma; Vice President, Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas; Vice President, American National Property and Casualty; Vice President, American National General Insurance Company; Vice President, Pacific Property and Casualty, Inc., all located at 1949 East Sunshine, Springfield, Missouri.


  GORDON D. DIXON

     Director, Senior Vice President, Chief Investment Officer and a member of the investment and executive committees of SM&R; Vice President, Portfolio Manager of the American National Investment Accounts-Growth, Managed and Balanced Portfolios, SM&R Growth Fund, Inc., SM&R Income Fund, Inc., and SM&R Balanced Fund, Inc., all located at 2450 South Shore Boulevard, Suite 400, League City, Texas; Vice President, Stocks of American National Insurance Company, One Moody Plaza, Galveston, Texas; Director and President, Comprehensive Investment Services, 2450 South Shore Boulevard, Suite 400, League City, Texas; Vice President, Investments for Garden State Life Insurance Company, 2450 South Shore Boulevard, Suite 301, League City, Texas.


  K. DAVID WHEELER

     Senior Vice President, Institutional Sales and Private Client Services of
          SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas; Senior Institutional Consultant, Bank South, Atlanta, Georgia.

  WILLIAM J. KEARNS, JR.

     Senior Vice President, National Marketing and Sales Director of SM&R, 2450
          South Shore Boulevard, Suite 400, League City, Texas; Vice President for Private Label Funds for Standish, Ayers & Wood in Boston, Massachusetts.

  EMERSON V. UNGER, C.L.U.

     Vice President of SM&R; Vice President of the SM&R Equity Funds and the
          SM&R Investments, Inc., 2450 South Shore Boulevard, Suite 400, League City, Texas.

  BRENDA T. KOELEMAY

     Vice President and Treasurer of SM&R; Vice President and Treasurer of the
          SM&R Equity Funds and the SM&R Investments, Inc.; Treasurer, Comprehensive Investment Services, 2450 South Shore Boulevard, Suite 400, League City, Texas.

  TERESA E. AXELSON

     Vice President and Secretary of SM&R, the SM&R Equity Funds and the SM&R
          Investments, Inc., 2450 South Shore Boulevard, Suite 400, League City, Texas.

ITEM 27.  PRINCIPAL UNDERWRITERS.

  (a)  Not applicable.
  (b)  Not applicable.
  (c)  Not Applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained at the office of SM&R at 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.

ITEM 29.  MANAGEMENT SERVICES.

There are no management-related service contracts to which the Registrant is a party not discussed under Part A or Part B of this Registration Statement.

ITEM 30.  UNDERTAKINGS.

The Fund undertakes to furnish each person to whom a prospectus is delivered a copy of its latest Annual Report to shareholders, without charge, upon request.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC., certifies that it meets all of the requirements for effectiveness of this POST-EFFECTIVE AMENDMENT NO. 11 to Registration Statement, pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this POST-EFFECTIVE AMENDMENT NO. 11 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Galveston and State of Texas, on the 28th day of April, 1999.

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.



By:   /s/ MICHAEL W. McCROSKEY
   -------------------------------
   Michael W. McCroskey, President


Pursuant to the requirements of the Securities Act of 1933, this POST-EFFECTIVE AMENDMENT NO. 11 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated:

PRINCIPAL EXECUTIVE AND
FINANCIAL OFFICER:                              PRINCIPAL ACCOUNTING OFFICER:

    /s/ MICHAEL W. McCROSKEY                       /s/ BRENDA T. KOELEMAY
----------------------------------              -----------------------------
Michael W. McCroskey, President                 Brenda T. Koelemay, Treasurer

Date: April 28, 1999                            Date: April 28, 1999


DIRECTORS

  /s/ ERNEST S. BARRATT, PH.D.                       /s/ EDWIN K. NOLAN
----------------------------------              -----------------------------
*Ernest S. Barratt, Ph.D.                       *Edwin K. Nolan
By: Michael W. McCroskey                        By: Michael W. McCroskey

Date: April 28, 1999                            Date: April 28, 1999

    /s/ ALLAN W. MATTHEWS                        /s/ ROBERT B. SHATTUCK, JR.
----------------------------------              -----------------------------
*Allan W. Matthews                              *Robert V. Shattuck, Jr.
By: Michael W. McCroskey                        By: Michael W. McCroskey

Date: April 28, 1999                            Date: April 28, 1999

    /s/ LEA MCLEOD MATTHEWS                        /s/ JAMIE G. WILLIAMS
----------------------------------              -----------------------------
*Lea McLeod Matthews                            *Jamie G. Williams
By: Michael W. McCroskey                        By: Michael W. McCroskey

Date: April 28, 1999                            Date: April 28, 1999

    /s/ MICHAEL W. MCCROSKEY                       /s/ FRANK P. WILLIAMSON
----------------------------------              -----------------------------
*Michael W. McCroskey                           *Frank P. Williamson
By: Michael W. McCroskey                        By: Michael W. McCroskey

Date: April 28, 1999                            Date: April 28, 1999

     /s/ ANN MCLEOD MOODY
----------------------------------
*Ann McLeod Moody
By: Michael W. McCroskey

Date: April 28, 1999

*Pursuant to a Power of Attorney executed by the Board of Directors dated December 4, 1997, attached as Exhibit 99.B17 to Post-Effective Amendment No. 9.

                                 EXHIBIT INDEX

                                      TO

                        POST-EFFECTIVE AMENDMENT NO. 11
                       UNDER THE SECURITIES ACT OF 1933

                                      AND

                               AMENDMENT NO. 11
                   UNDER THE INVESTMENT COMPANY ACT OF 1940

                                      FOR

                  AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
                                 ("Registrant")

                           PART C  ITEM AND CAPTION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                       Attached as Exhibit "1" to the
            Financial Statements:  -   Statement of Additional Information.
            ------------------------  ---------------------------------------

(b)         Exhibits Attached This Filing:

            Exhibit (i)    Consent and Opinion of Registrant's counsel, Greer,
                           Herz & Adams, L.L.P.

            Exhibit (j)    Consent of Tait, Weller and Baker, independent accountants of Registrant

            Exhibit (p)    Control List

            Exhibit 27.1   Growth Portfolio
            Exhibit 27.2   Managed Portfolio
            Exhibit 27.3   Balanced Portfolio
            Exhibit 27.4   Money Market Portfolio